CYBERNOTARIO®

----------------------------D-63 - LIBRO NÚMERO TRES MIL OCHO.

------------------ESCRITURA CIENTO SEIS MIL SETECIENTOS DIECISÉIS.

--- EN MEXICO, DISTRITO FEDERAL, a veinticinco de mayo del dos mil uno, yo IGNACIO SOTO BORJA Y ANDA, Notario Público, titular de la Notaría número ciento veintinueve del Distrito Federal, hago constar:

--- LA MODIFICACIÓN AL CONTRATO DE FIDEICOMISO CONSTITUIDO EN BANCO INBURSA, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA, que consta en la escritura pública número ciento seis mil quinientos setenta de fecha dieciocho de marzo de mil novecientos noventa y seis, otorgada ante la fe del Licenciado Luis Felipe del Valle Prieto Ortega, titular de la Notaría Pública número Veinte del Distrito Federal, que otorgan BANCO INBURSA, SOCIEDAD ANONIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA, a quien en lo sucesivo se le denominará indistintamente como la "FIDUCIARIA", representada en este acto por su Delegado Fiduciario señor Licenciado RAUL HUMBERTO ZEPEDA RUIZ; GRUPO CARSO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, a quien en lo sucesivo se le denominará como "GRUPO CARSO", representada en este acto por su representante legal, señor Licenciado ALEJANDRO ESCOTO CANO; CARSO GLOBAL TELECOM, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, a quien en lo sucesivo se le denominará como “CARSO GLOBAL", representada en este acto por su representante legal señor Licenciado ALEJANDRO ESCOTO CANO, estas dos últimas sociedades en calidad de Fideicomitentes, con la comparecencia de BANCO INTERNACIONAL, SOCIEDAD ANÓNIMA, INSITUCION DE BANCA MÚLTIPLE, GRUPO FINANCIERO BITAL, a quien en lo sucesivo se le denominará como "BITAL", representada en este acto por su Delegado Fiduciario, Licenciado EDUARDO AZCOITIA MORAILA; y BBVA BANCOMER SERVICIOS, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, (antes "BANCOMER", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANCOMER), a quien en lo sucesivo se le denominará como "BBVA BANCOMER", representada en este acto por su Delegado Fiduciario, Licenciado PEDRO HURTADO ACOSTA, estas dos últimas en calidad de Representantes Comunes de los Tenedores de los Certificados de Participación de "GRUPO CARSO" y "CARSO GLOBAL", respectivamente, al tenor de las declaraciones y cláusulas siguientes:

-----------------------------------D E C L A R A C I O N E S

--- UNO.- DECLARA LA FIDUCIARIA, a través de su representante legal:

--- A) Por escritura número ciento seis mil quinientos setenta de fecha dieciocho de marzo de mil novecientos noventa y seis, otorgada ante la fe del Licenciado Luis Felipe del Valle Prieto Ortega, titular de la Notaría Pública número Veinte del Distrito Federal; se hizo constar el Contrato de Fideicomiso irrevocable número “F/0045", que celebraron "GRUPO CARSO", como "FIDEICOMITENTE"; "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, como "FIDUCIARIA”; con la comparecencia de "S.D. INDEVAL", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, a fin de que sirviera como base para llevar a cabo las emisiones de Certificados de Participación Ordinarios No Amortizables con base en acciones de series reservadas a mexicanos de sociedades mexicanas, y con las características que en cada caso le señalara el Comité Técnico de dicho Fideicomiso. A dicho contrato en adelante se le denominará el FIDEICOMISO.

--- B) Por escritura número ciento siete mil ciento veintitrés de fecha veinticinco de junio de mil novecientos noventa y seis, otorgada ante la fe del Licenciado Luis Felipe del Valle Prieto Ortega, titular de la Notaría Pública número veinte del Distrito Federal, inscrita en el Registro Público de Comercio del Distrito Federal, el día veintiocho de junio de mil novecientos noventa y seis, en los folios mercantiles números ochenta y un mil trescientos cuarenta y uno y ciento setenta y nueve mil novecientos treinta y cuatro; se modificaron las actas de emisión de certificados de participación ordinarios no amortizables denominados "GRUPO CARSO CPO'S A-1. PRIMERA EMISIÓN" Y "GRUPO CARSO CPO'S A-1 SEGUNDA EMISIÓN”, que otorgaron por declaración unilateral de voluntad "NACIONAL FINANCIERA", SOCIEDAD NACIONAL DE CRÉDITO, INSTITUCIÓN DE BANCA DE DESARROLLO, DIRECCIÓN DE FIDEICOMISOS, e “INBURSA", a efecto de que esta última funja como nuevo fiduciario en dichas Actas de Emisión.

--- C) Por escritura pública número ciento siete mil doscientos ochenta y uno de fecha veintiséis de julio de mil novecientos noventa y seis, ante la fe del Licenciado Luis Felipe del Valle Prieto Ortega, titular de la Notaria Pública Número Veinte del Distrito Federal, cuyo primer testimonio quedó inscrito el mismo día de su otorgamiento, en el Registro Público de Comercio de esta ciudad, en el folio mercantil número ciento setenta y nueve mil novecientos treinta y cuatro; se hizo constar la Emisión de Certificados de Participación Ordinarios No Amortizables denominados CARSO GLOBAL TELECOM CPO'S "A-1”, PRIMERA EMISION que por declaración unilateral de la voluntad otorgó BANCO INBURSA, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISION FIDUCIARIA, como fiduciaria en el Fideicomiso relacionado en la Declaración Uno inciso A) anterior.

--- D) Con fecha dieciocho de enero de dos mil uno, se convocó a una Asamblea de Tenedores de "CPO'S" de "CARSO GLOBAL", a celebrarse a las once horas del treinta de enero de dos mil uno, la cual no se llevó a cabo por falta de quórum. Posteriormente, siendo las once horas con quince minutos del treinta de enero de dos mil uno se instaló la Asamblea de Tenedores en virtud de la segunda convocatoria publicada el dieciocho de enero de dos mil uno en el Diario Oficial de la Federación y en el periódico "Excélsior", atento a lo dispuesto en el penúltimo párrafo del artículo doscientos veinte de la Ley General de Títulos y Operaciones de Crédito, asamblea en la cual, por votación unánime de los Tenedores, se aprobó, entre otros puntos, el de adicionar un párrafo al punto doce y un punto doce Bis a la Cláusula Cuarta y reformar la Cláusula Decima Primera del Contrato de Fideicomiso a que se refiere la Declaración Uno A) anterior. Copias de la convocatoria y copias autenticadas de las actas levantadas, relativas a las Asambleas citadas, se agregan al apéndice del presente instrumento como letra "A", para anexar copia de las mismas a los testimonios que del presente se expidan.

--- E) Con fecha primero de febrero de dos mil uno, se convocó a una Asamblea de Tenedores de "CPO'S" de "GRUPO CARSO", "PRIMERA Y SEGUNDA EMISIÓN" a celebrarse a las once horas del trece de febrero de dos mil uno, la cual no se llevó a cabo por falta de quórum. Posteriormente, siendo las once horas con quince minutos del trece de febrero de dos mil uno se instaló la Asamblea de Tenedores en virtud de la segunda convocatoria publicada el primero de febrero de dos mil uno en el Diario Oficial de la Federación y en el periódico "El Universal", atento a lo dispuesto en el penúltimo párrafo del artículo doscientos veinte, de la Ley General de Títulos y Operaciones de Crédito, asamblea en la cual, por votación unánime de los Tenedores, se aprobó, entre otros puntos, el de adicionar un párrafo al punto doce y un punto doce Bis a la Cláusula Cuarta y reformar la Cláusula Décima Primera del Contrato de Fideicomiso a que se refiere la Declaración Uno A) anterior. Copias de la convocatoria y copias autenticadas de las actas levantadas relativas a las Asambleas citadas se agregan al apéndice del presente instrumento como letra "B", para anexar copia de las mismas a los testimonios que del presente se expidan.

--- F) El Comité Técnico del Fideicomiso en sesión celebrada el veintiséis de febrero de dos mil uno, tomó conocimiento de las resoluciones adoptadas por las Asambleas de Tenedores e instruyó a la fiduciaria para que adicionara un párrafo al punto doce y un punto doce Bis a la Cláusula Cuarta y reformar la Cláusula Décima Primera del Contrato de Fideicomiso. El Acta de dicha Sesión del Comité Técnico se agrega al apéndice del presente instrumento con la letra "C", para anexar copia de la misma a los testimonios que de la presente se expidan.

--- DOS.- DECLARAN "GRUPO CARSO" y "CARSO GLOBAL", a través de su representante legal:

--- Que ambas Fideicomitentes en el FIDEICOMISO mencionado en la declaración Uno inciso A) que antecede, manifiestan que comparecen a la firma de la presente escritura, a fin de otorgar su conformidad para que se modifique el
FIDEICOMISO en el sentido de adicionar un párrafo al punto doce y un punto doce Bis a la Cláusula Cuarta y reformar la Cláusula Décima Primera del Contrato del FIDEICOMISO.

--- TRES.- DECLARA "BITAL", a través de su representante legal:

--- Que comparece a la firma de esta escritura en su carácter de representante común de los tenedores de los "CPO'S" de "GRUPO CARSO", tal como consta en la escritura pública mencionada en la Declaración Uno inciso A).

--- CUATRO.- DECLARA "BBVA BANCOMER", a través de su representante legal:

--- Que comparece a la firma de esta escritura en su carácter de representante común de los tenedores de los "CPO'S" de "CARSO GLOBAL", tal como consta en la escritura pública mencionada en la Declaración UNO inciso C.

--- CINCO.- DECLARAN LOS COMPARECIENTES.- Que manifiestan su conformidad para que se modifiquen las Actas de Emisión a fin de que en las mismas se contemplen las modificaciones establecidas en el presente Convenio.

--- SEIS.- AUTORIZACIÓN DE LA SECRETARIA DE ECONOMÍA – DIRECCIÓN GENERAL DE INVERSIÓN EXTRANJERA. Mediante oficio número “514.113.01-466” (quinientos catorce punto ciento trece punto cero uno guión cuatrocientos sesenta y seis) de fecha veintiséis de enero de dos mil uno, la DIRECCIÓN GENERAL DE INVERSIÓN EXTRANJERA emitió opinión favorable a la modificación del FIDEICOMISO, documento que agrego al apéndice de esta escritura con la letra "D", para anexar copia de la misma a los testimonios que de la presente se expidan.

--- Expuesto lo anterior, los comparecientes otorgan las siguientes:

-------------------------------------------------CLÁUSULAS

--- PRIMERA.- BANCO INBURSA, SOCIEDAD ANONIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA, como Fiduciaria, representada por su Delegado Fiduciario, señor Licenciado RAUL HUMBERTO ZEPEDA RUIZ, GRUPO CARSO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, representada por el señor Licenciado ALEJANDRO ESCOTO CANO, CARSO GLOBAL TELECOM, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, representada por el señor Licenciado ALEJANDRO ESCOTO CANO, estas dos últimas sociedades en calidad de Fideicomitentes, con la comparecencia de BANCO INTERNACIONAL, SOCIEDAD ANONIMA, INSITUCION DE BANCA MÚLTIPLE, GRUPO FINANCIERO BITAL, representada por su Delegado Fiduciario, Licenciado EDUARDO AZCOITIA MORAILA, y BBVA BANCOMER SERVICIOS, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, representada por su Delegado Fiduciario, Licenciado PEDRO HURTADO ACOSTA, estas dos últimas en calidad de Representantes Comunes de los Tenedores de los Certificados de Participación de "GRUPO CARSO" y "CARSO GLOBAL", MODIFICAN EL CONTRATO DE FIDEICOMISO IRREVOCABLE NÚMERO "F/0045", relacionado en la Declaración Uno inciso "A" de este instrumento, adicionando un párrafo al punto doce y un punto doce Bis a la Cláusula Cuarta y reformando la Cláusula Décima Primera, para que en adelante queden redactadas de la siguiente forma:

--- "CUARTA.- DE LOS FINES DEL FIDEICOMISO.- Son fines del presente contrato que:

--- 1.a 11.- …

--- 12.- Por lo que se refiere a los dividendos la FIDUCIARIA establecerá en el acta de cada emisión que realice, los términos en que los tenedores de "CPO'S" podrán ejercitar sus derechos. En todo caso, los dividendos en acciones incrementarán el patrimonio del Fideicomiso y la "FIDUCIARIA" entregará "CPO'S" a los tenedores de la emisión respectiva en la misma proporción, en tanto que los dividendos en efectivo se distribuirán en forma directamente proporcional entre los FIDEICOMISARIOS tenedores de "CPO'S" de la emisora que hubiere decretado el dividendo.

--- Tratándose de dividendos en acciones la fiduciaria procederá a emitir el número de "CPO'S" que sean necesarios para cubrir dicho dividendo, atendiendo a lo dispuesto en el Acta de Emisión."

--- "12 bis.- Por lo que se refiere a divisiones de acciones ("splits") o agrupaciones de acciones ("reverse split" o "split inverso"), conversión de series o cualquier otra reestructuración accionaria, la fiduciaria emitirá los CPO'S que sean necesarios a efecto de reconocer las reestructuraciones accionarias que decreten las EMISORAS de conformidad a lo dispuesto en el Acta de Emisión."

--- "DECIMA PRIMERA.- DEL COMITÉ TÉCNICO.- Con fundamento en el artículo ochenta de la Ley de Instituciones de Crédito, se constituye un Comité Técnico que se integrará por cinco miembros, debiendo ser tres de ellos funcionarios hasta el segundo nivel de la FIDUCIARIA y los dos restantes funcionarios o representantes de los fideicomitentes en el FIDEICOMISO.

--- Los miembros propietarios podrán designar sus respectivos suplentes, quienes acudirán a las sesiones del Comité Técnico en ausencia de éstos.

--- El Comité sesionará válidamente con la asistencia de la mayoría de sus integrantes y sus decisiones deberán ser adoptadas invariablemente por la mayoría de los miembros presentes, debiendo comunicarlas por escrito a la FIDUCIARIA.

--- Se reunirá con la periodicidad necesaria para el cumplimiento de sus funciones y en cualquier tiempo, a solicitud de la FIDUCIARIA. De cada sesión se deberá levantar un acta firmada por los asistentes, que contengan los acuerdos adoptados, cuyo seguimiento será responsabilidad del secretario o delegado.

--- El Comité Técnico, en su caso, se obliga a notificar a la FIDUCIARIA cualquier cambio de los miembros del mismo; en caso contrario la FIDUCIARIA no será responsable por los actos que realice en cumplimiento de las instrucciones que le dirijan las personas que la FIDUCIARIA tenga registradas como miembros del Comité.

--- El Comité Técnico se reunirá cada vez que sea necesario y podrá ser convocado por cualquiera de sus integrantes mediante convocatoria enviada por cualquier medio, a cada uno de los miembros, con una anticipación de por lo menos tres días antes de la fecha señalada para la reunión, debiendo incluir en la convocatoria el Orden del Día.

--- El Comité Técnico podrá reunirse sin previa convocatoria cuando se encuentren en la sesión la totalidad de los miembros propietarios."

--- SEGUNDA.- Las demás cláusulas del FIDEICOMISO base de la Emisión no sufren modificación alguna, por lo que permanecen en vigor conforme se encuentran redactadas en sus actuales términos.

--- TERCERA.- Se designan como nuevos miembros del Comité Técnico del FIDIECOMISO a las siguientes personas, quienes entrarán en funciones a partir de la fecha de esta escritura y durarán en sus cargos hasta en tanto no sean sustituidos:

--- Licenciado MARCO ANTONIO SLIM DOMIT.- Director General de "BANCO INBURSA", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE.

--- Ingeniero LUIS FRÍAS HUMPHREY.- Director del Área Internacional de BANCO INBURSA, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE.

--- Licenciado MARIO BERMÚDEZ DÁVILA.- Director de Administración de BANCO INBURSA, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE.

--- Licenciado ALEJANDRO ESCOTO CANO.- Director de Administración de GRUPO CARSO, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE.

--- Licenciado EDUARDO VALDES ACRA.- Representante Legal de CARSO GLOBAL TELECOM, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE.

--- CUARTA.- Se designa al Licenciado RAÚL HUMBERTO ZEPEDA RUÍZ como Secretario del Comité Técnico.

-- QUINTA.- Para la interpretación, y cumplimiento del presente acto serán aplicables la Ley General de Títulos y Operaciones de Crédito, las leyes y usos bancarios, bursátiles y mercantiles de México, Distrito Federal, para lo cual las partes se someten expresamente a los tribunales del Distrito Federal, por lo que renuncian a cualquier fuero que por razón de su actual o futuro domicilio pudiera corresponderles.

--------------------------------------------PERSONALIDADES

--- Los comparecientes manifiestan que sus representadas se encuentran capacitadas legalmente para la celebración de este acto y justifican las personalidades que ostentan, las cuales no les han sido revocadas ni en forma alguna modificadas, con documentos que me exhiben y que yo, el Notario Público, relaciono en el apéndice de esta escritura marcados con las letras "E", "F", "G", "H" e "I", para transcribirlos en los testimonios que de este instrumento se expidan.

-----------------------------------------------CERTIFICACIONES

--- YO, EL NOTARIO PUBLICO, CERTIFICO:

--- I.- Que tuve a la vista los documentos citados en el cuerpo del presente instrumento;

--- II.- Que los comparecientes son de mi personal conocimiento, que todos tienen capacidad legal para contratar y obligarse al igual que las sociedades que representan.

--- III.- Que los comparecientes me exhiben el comprobante de inscripción en el Registro Nacional de Inversiones Extranjeras, de la inversión neutra a que se refiere el fideicomiso que en este instrumento se modifica, documento que en copia fotostática se agrega al apéndice de este instrumento, marcado con la letra “J”.

--- IV.- Que hice saber a los comparecientes el derecho que tienen de leer personalmente el presente instrumento.

--- V.- Que los comparecientes por sus generales manifiestan ser:

--- El señor Licenciado RAÚL HUMBERTO ZEPEDA RUIZ, mexicano por nacimiento, originario de México, Distrito Federal, donde nació el día veinticinco de marzo de mil novecientos sesenta y nueve, casado, funcionario bancario, con domicilio en Avenida Insurgentes Sur número tres mil quinientos, Colonia Peña Pobre, en México, Distrito Federal.

--- El señor Licenciado ALEJANDRO ESCOTO CANO, mexicano por nacimiento, originario de México, Distrito Federal, donde nació el día nueve de noviembre de mil novecientos cincuenta y tres, casado, Licenciado en Administración de empresas y con domicilio en Avenida San Fernando número trescientos veintinueve, Colonia Peña Pobre, en México, Distrito Federal.

--- El señor Licenciado EDUARDO AZCOITIA MORAILA, mexicano por nacimiento, originario de México, Distrito Federal, donde nació el once de febrero de mil novecientos sesenta y tres, casado, Licenciado en derecho y con domicilio en Avenida Paseo de la Reforma número ciento cincuenta y seis, décimo piso, Colonia Juárez; en México, Distrito Federal.

--- El señor Licenciado PEDRO HURTADO ACOSTA, mexicano por nacimiento, originario de México, Distrito Federal, lugar en donde nació el día diecinueve de octubre de mil novecientos cincuenta y nueve, casado, funcionario bancario, con domicilio en Avenida Universidad mil doscientos, Colonia Xoco, Delegación Benito Juárez, en México, Distrito Federal.

--- Leída la presente escritura a los comparecientes, les expliqué su valor, consecuencias y alcance legales de su contenido, manifestaron su conformidad con ella y la otorgaron, ratificaron y firmaron con fecha treinta y uno de mayo del dos mil uno, por lo que la autorizo definitivamente.- Doy fe.

--- ALEJANDRO ESCOTO CANO.- RAÚL HUMBERTO ZEPEDA RUIZ.- EDUARDO AZCOITIA MORAILA.- PEDRO HURTADO ACOSTA.- RÚBRICAS.- I. SOTO.- RÚBRICA.- EL SELLO DE AUTORIZAR.

--- DOCUMENTOS MARCADOS CON LA LETRA "E" DEL APÉNDICE DE ESTE INSTRUMENTO.

--- El señor licenciado RAÚL HUMBERTO ZEPEDA RUIZ acredita su personalidad como representante de "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA, como sigue:

--- I.- CONSTITUCIÓN.- Por escritura número ciento un mil setecientos trece de fecha cuatro de octubre de mil novecientos noventa y tres, otorgada ante la fe del licenciado Luis Felipe del Valle Prieto Ortega, titular de la Notaría número veinte del Distrito Federal, e inscrita en el Registro Público de Comercio del Distrito Federal, en el Folio Mercantil número ciento setenta y nueve mil novecientos treinta y cuatro; se constituyó "BANCO INBURSA", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, con duración INDEFINIDA, domicilio social en MÉXICO, DISTRITO FEDERAL, cláusula de ADMISIÓN DE EXTRANJEROS, capital social de QUINIENTOS MILLONES DE NUEVOS PESOS, MONEDA NACIONAL, (actualmente QUINIENTOS MILLONES DE PESOS, MONEDA NACIONAL) y el objeto social que en dicha escritura se especificó.

---II.- NOMBRAMIENTO DE CONSEJEROS SERIE "A".- Por escritura número ciento cuatro mil ochocientos uno de fecha veintinueve de agosto de mil novecientos noventa y cinco, otorgada ante el mismo Notario que la anterior, inscrita en el Registro Público de Comercio del Distrito Federal, el siete de marzo de mil novecientos noventa y seis en el folio mercantil número ciento setenta y nueve mil novecientos treinta y cuatro; se hizo constar la protocolización del acta de Asamblea Especial de la Serie "A" de Accionistas de la sociedad de referencia, celebrada el veinte de abril de mil novecientos noventa y cinco, en la que, entre otros acuerdos, se tomó el de designar a los miembros del Consejo de Administración de la Serie "A" a las siguientes personas, que de dicha escritura yo, el Notario, copio a continuación:

 -- CONSEJEROS PROPIETARIOS

--- CONSEJEROS SUPLENTES

INGENIERO CARLOS SLIM HELU

SEÑOR ALEJANDRO ABOUMRAD GABRIEL

INGENIERO ADOLFO CEREZO

 ARQUITECTO EDUARDO ALAMAN

DOMINGUEZ

INGENIERO ANTONIO COSIO ARIÑO

LICENCIADO JAVIER FONCERRADA

IZQUIERDO

LICENCIADO FERNANDO GERARDO

CONTADOR PUBLICO HUMBERTO

CHICO PARDO

GUTIERREZ OLVERA ZUBIZARRETA

INGENIERO JAIME CHICO PARDO

SEÑOR CARLOS HAJJ ABOUMRAD

LICENCIADO JOSE KURI HARFUSH

INGENIERO JOSE HEREDIA BRETON

--- Asimismo en dicha escritura se designó como Comisario Propietario y Comisario Suplente de la Serie "A" a los contadores públicos VÍCTOR AGUILAR VILLALOBOS y ANTONIO FLORES FERNÁNDEZ, respectivamente.

--- III.- NOMBRAMIENTO DE CONSEJEROS SERIE "B".- Por escritura número ciento cuatro mil ochocientos dos de fecha veintinueve de agosto de mil novecientos noventa y cinco, otorgada ante el mismo Notario que las anteriores, inscrita en el Registro Público de Comercio del Distrito Federal, el siete de marzo de mil novecientos noventa y seis en el folio mercantil número ciento setenta y nueve mil novecientos treinta y cuatro; se hizo constar la protocolización del acta de Asamblea Especial de la Serie "B" de Accionistas de la sociedad de referencia, celebrada el veinte de abril de mil novecientos noventa y cinco, en la que, entre otros acuerdos, se tomó el de designar a los miembros del Consejo de Administración de la Serie "B" a las siguientes personas, que de dicha escritura yo, el Notario, copio a continuación:

-- CONSEJEROS PROPIETARIOS

--- CONSEJEROS SUPLENTES

CONTADOR PUBLICO JUAN ANTONIO

SEÑOR MOISES COSIO ARIÑO

PEREZ SIMÓN

INGENIERO BERNARDO QUINTANA

LICENCIADO LUIS CARLOS QUIJANO

ISAAC

BAZ

LICENCIADO HECTOR SLIM SEADE

CONTADOR PUBLICO GERARDO LEAL

GARZA

LICENCIADO MARCO ANTONIO SLIM

LICENCIADO FELIPE SILVA RODRÍGUEZ

DOMIT

LICENCIADO EDUARDO VALDES ACRA

LICENCIADO GUILLERMO SIMON

ABOUMRAD

--- Asimismo en dicha escritura se designó como Comisario Propietario y Comisario Suplente de la Serie "B" a los contadores públicos VÍCTOR AGUILAR VILLALOBOS y ANTONIO FLORES FERNÁNDEZ, respectivamente.

--- IV.- NOMBRAMIENTO DE CONSEJEROS SERIES "A" y "B".- Por escritura número ciento cuatro mil ochocientos cuatro de fecha veintinueve de agosto de mil novecientos noventa y cinco, otorgada ante el mismo Notario que las anteriores, inscrita en el Registro Público de Comercio del Distrito Federal, el siete de marzo de mil novecientos noventa y seis en el folio mercantil número ciento setenta y nueve mil novecientos treinta y cuatro; se hizo constar la protocolización del acta de Asamblea General Ordinaria de Accionistas de la sociedad de referencia, celebrada el veinte de abril de mil novecientos noventa y cinco, en la que, entre otros acuerdos, se tomó el de designar a los miembros del Consejo de Administración de las Series "A" y "B" a las siguientes personas, que de dicha escritura yo, el Notario, copio a continuación:

---------------------------------CONSEJEROS DE LA SERIE "A"

------------------ PROPIETARIOS

-----------------SUPLENTES

INGENIERO CARLOS SLIM HELU

SEÑOR ALEJANDRO ABOUMRAD GA

BRIEL

INGENIERO ADOLFO CEREZO

ARQUITECTO EDUARDO ALAMAN DO

MINGUEZ — --

INGENIERO ANTONIO COSIO ARIÑO

LICENCIADO JAVIER FONCERRADA IZ

QUIERDO

LICENCIADO FERNANDO GERARDO

CONTADOR PUBLICO HUMBERTO GU

CHICO PARDO

TIERREZ OLVERA ZUBIZARRETA

INGENIERO JAIME CHICO PARDO

SEÑOR CARLOS HAJJ ABOUMRAD

LICENCIADO JOSE KURI HARFUSH

INGENIERO JOSE HEREDIA BRETON

-------------------------------------CONSEJEROS DE LA SERIE "B"

--------------PROPIETARIOS

----------------------SUPLENTES

CONTADOR PUBLICO JUAN ANTONIO

SEÑOR MOISES COSIO ARIÑO

PEREZ SIMÓN

INGENIERO BERNARDO QUINTANA

LICENCIADO LUIS CARLOS QUIJANO

ISAAC

BAZ

LICENCIADO HECTOR SLIM SEADE

CONTADOR PUBLICO GERARDO LEAL

GARZA

LICENCIADO MARCO ANTONIO SLIM

LICENCIADO FELIPE SILVA RODRÍGUEZ

DOMIT

LICENCIADO EDUARDO VALDES ACRA

 LICENCIADO GUILLERMO SIMON

ABOUMRAD

--- Asimismo en dicha escritura se designó como Comisario Propietario y Comisario Suplente de las Series "A" y "B" a los contadores públicos VÍCTOR AGUILAR VILLALOBOS y ANTONIO FLORES FERNÁNDEZ, respectivamente.

--- V.- NOMBRAMIENTO DE DELEGADOS FIDUCIARIOS.- Por escritura número treinta y dos mil doscientos cincuenta y uno de fecha catorce de octubre de mil novecientos noventa y seis, otorgada ante el licenciado Maximino García Cueto, titular de la Notaria número catorce del Distrito Federal; se hizo constar la protocolización parcial del acta de Sesión del Consejo de Administración de la sociedad de referencia, en la que, entre otros acuerdos, se tomó el de DESIGNAR COMO DELEGADOS FIDUCIARIOS a los señores RAÚL H. ZEPEDA RUIZ y CONTADOR PÚBLICO RAÚL REYES JUÁREZ.- De dicha escritura yo, el Notario, copio en lo conducente, lo que sigue:

---“... -------------------------------------ORDEN DEL DÍA ...

--- V.4.- DESIGNACIÓN Y REVOCACIÓN DE DELEGADOS FIDUCIARIOS....

--- V.- ASUNTOS VARIOS.

--- En desahogo del punto V del Orden del Día, los señores Consejeros procedieron a tratar los siguientes asuntos…

--- ... V.4.- DESIGNACIÓN Y REVOCACION DE DELEGADOS FIDUCIARIOS.

--- Los señores consejeros por unanimidad de votos tomaron las siguientes resoluciones:

--- SÉPTIMA RESOLUCIÓN.- Se designan como Delegados Fiduciarios a los señores Raúl H. Zepeda Ruiz y C.P. Raúl Reyes Juárez…

---------------------------------------------------CLÁUSULAS...

--- TERCERA.- Quedan designados como DELEGADOS FIDUCIARIOS de "BANCO INBURSA", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DON RAUL H. ZEPEDA RUIZ Y CONTADOR PÚBLICO DON RAÚL REYES JUÁREZ, otorgándoles todas las facultades generales y las especiales inherentes a su cargo....".

--- DOCUMENTOS MARCADOS CON LA LETRA "F" DEL APÉNDICE DE ESTE INSTRUMENTO.

--- El señor licenciado ALEJANDRO ESCOTO CANO acredita su personalidad como representante de "GRUPO CARSO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, como sigue:

I.- CONSTITUTIVA.- Por escritura número veintisiete mil seiscientos sesenta y seis de fecha veintidós de octubre de mil novecientos ochenta, otorgada ante el licenciado Ignacio R. Morales Lechuga, Titular de la Notaría número ciento dieciséis del Distrito Federal, inscrita en el Registro Público de Comercio del Distrito Federal, en el folio mercantil número treinta y tres mil trescientos veinticinco; se constituyó "GRUPO GALAS", SOCIEDAD ANÓNIMA, con domicilio en México, Distrito Federal, duración de noventa y nueve años, capital social de cien mil pesos, moneda nacional. De dicha escritura yo, el notario, copio en lo conducente lo siguiente:

-----------------------------------------------TRANSITORIOS...

SEGUNDO.- Los comparecientes de esta escritura acuerdan:...

--- 2.- Designar como APODERADOS de la sociedad a los señores Ingeniero don Carlos Slim Helú... quienes gozarán separadamente de las siguientes facultades:

--- A.- Poder general para pleitos y cobranzas con todas las facultades generales y aún con las especiales que de acuerdo con la Ley requieran poder o cláusula especial en los términos del párrafo primero del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal.

--- De manera enunciativa y no limitativa se mencionan entre facultades, las siguientes:

--- I.- Para Intentar y desistirse de toda clase de procedimientos, inclusive amparo.

--- II.- Para transigir.

--- III.- Para comprometer en árbitros.

--- IV.- Para absolver y articular posiciones.

--- V.- Para recusar.

--- VI.- Para hacer cesión de bienes.

--- VII.- Para recibir pagos.

--- VIII.- Para presentar denuncias y querellas en materia penal y para desistirse de ellas cuando la permita la Ley.

--- B.- Los apoderados ejercitarán el mandato a que alude el inciso anterior, ante particulares y ante toda clase de autoridades administrativas o judiciales, inclusive de carácter federal o local y ante las Juntas de Conciliación y Arbitraje, Locales o Federales y Autoridades de Trabajo.

--- D.- Poder general para actos de dominio, de acuerdo con el párrafo tercero del mismo artículo del Código Civil mencionado.

--- E.- Poder general para otorgar y suscribir títulos de crédito en los términos del artículo Noveno de la Ley General de Títulos y Operaciones de Crédito.

--- F.- Facultad para otorgar poderes generales y especiales y para revocar unos y otros...".

--- II.- TRANSFORMACIÓN DE LA SOCIEDAD.- Por escritura número cuarenta y siete mil trescientos diecinueve de fecha nueve de julio de mil novecientos ochenta. y uno, otorgada ante el licenciado Salvador Godínez Viera, titular de la Notaría número cuarenta y dos del Distrito Federal, inscrita en el Registro Público de Comercio de esta ciudad, en el folio mercantil número treinta y tres mil trescientos veinticinco; "GRUPO GALAS", SOCIEDAD ANÓNIMA, (después "GRUPO INBURSA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, actualmente "GRUPO CARSO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE), se transformó en SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, habiéndose establecido como capital mínimo fijo la suma de veinticinco mil pesos, moneda nacional, y un máximo variable ilimitado, reformando en consecuencia los  Artículos Primero, Sexto, Séptimo y Octavo de sus Estatutos Sociales.

--- III.- CAMBIO DE DENOMINACIÓN.- Por escritura número cuarenta y ocho mil novecientos cuarenta y dos de fecha veintisiete de noviembre de mil novecientos ochenta y uno, otorgada ante el mismo Notario que la anterior e inscrita en el mencionado Registro y folio; "GRUPO GALAS", SOCIEDAD ANÓNIMA, cambió su denominación por la de "GRUPO INBURSA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, habiendo aumentado su capital mínimo a la suma de cien mil pesos, moneda nacional, reformando en consecuencia los Artículos Primero y Sexto de sus estatutos sociales.

--- IV.- FUSIÓN, CAMBIO DE DENOMINACIÓN Y REFORMA TOTAL DE ESTATUTOS.- Por escritura número doscientos cuarenta y un mil setecientos setenta y cinco de fecha veintiocho de mayo de mil novecientos noventa, otorgada ante el licenciado Tomás Lozano Molina, titular de la Notaría número ochenta y siete del Distrito Federal, actuando como asociado del señor licenciado Francisco Lozano Noriega, titular de la Notaría número diez del Distrito Federal, inscrita en el mencionado Registro y folio; se hizo constar la fusión de "GRUPO INBURSA”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, como fusionante y “CORPORACIÓN INDUSTRIAL CARSO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, como fusionada, subsistiendo la primera, la cual aumentó su capital social mínimo sin derecho a retiro a la suma de sesenta mil millones de pesos, moneda naciona, cambió su denominación por la de "GRUPO CARSO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, modificó el convenio de extranjería, adoptando el de exclusión de extranjeros y reformó íntegramente sus estatutos sociales.

--- V.- Por escritura número dieciocho mil ciento ochenta y tres de fecha veintinueve de julio de mil novecientos noventa y dos, otorgada ante el licenciado Andrés Jiménez Cruz, titular de la Notaría número ciento setenta y ocho del Distrito Federal, actuando como suplente y en el protocolo del licenciado Antonio Velarde Violante, Notario número ciento sesenta y cuatro del Distrito Federal, e inscrita en el Registro Público de Comercio de esta ciudad, en el folio mercantil número treinta y tres mil trescientos veinticinco, con fecha treinta y uno de agosto de mil novecientos noventa y dos.- De dicha escritura yo, el Notario, copio lo siguiente:

--- "... EL PODER GENERAL, que otorga "GRUPO CARSO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, representada en este acto por el señor ingeniero DON CARLOS SLIM HELU, a favor de los señores LICENCIADOS DON ALEJANDRO ESCOTO CANO, …al tenor de las siguientes:

----------------------------------------------C L Á U S U L A S

--- PRIMERA.- Poder general para pleitos y cobranzas con todas las facultades generales y aún  las especiales que de acuerdo con la Ley requieran poder o cláusula especial, pero sin que se comprenda la facultad de hacer cesión de bienes, en los términos del párrafo primero del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, y sus correlativos de loso demás Estados de la República Mexicana.

--- De manera enunciativa y no limitativa, se mencionan entre otras facultades, las siguientes:

--- I.- Para intentar y desistirse de toda clase de procedimientos, inclusive amparo.

--- II.- Para transigir.

--- III.- Para comprometer en árbitros.

--- IV.- Para absolver y articular posiciones.

--- V.- Para recusar.

--- VI.- Para recibir pagos.

--- VII.- Para presentar denuncias y querellas en materia penal y para desistirse de ellas, cuando lo permita la Ley.

--- SEGUNDA.- Los apoderados ejercitarán el mandato a que alude la cláusula anterior, ante particulares y ante toda clase de autoridades administrativas o judiciales, inclusive de carácter federal o local y ante las juntas de Conciliación y Arbitraje, Locales o Federales y Autoridades de Trabajo, así como de la Procuraduría Federal del Consumidor.

--- TERCERA.- Poder general para actos de administración, en los términos del párrafo segundo del citado artículo dos mil quinientos cincuenta y cuatro del Código Civil mencionado y sus correlativos de los demás Estados de la República Mexicana.

--- CUARTA.- Un poder amplio, cumplido y bastante, con todas las facultades generales y aún las especiales de un poder general para pleitos y cobranzas, para actos de administración, incluyendo la de desistirse aún en juicio de amparo, en los términos de los artículos dos mil quinientos cincuenta y cuatro, primero y segundo párrafos y dos mil quinientos ochenta y siete del Código Civil en vigor en el Distrito Federal, y sus correlativos en los Estados y además con fundamento en los artículos once, seiscientos noventa y dos, Fracción dos romano, setecientos ochenta y seis y ochocientos setenta y seis de la Ley Federal del Trabajo, para que actúe como Representante Legal de esta Sociedad, con todas las facultades inherentes y pueda comprometerla en conciliación y absolver posiciones y además seguir en todos sus trámites e instancias los juicios laborales que se intenten en contra de la sociedad.

--- QUINTA.- Poder para otorgar y suscribir títulos de crédito, en los términos del artículo noveno de la Ley General de Títulos y Operaciones de Crédito.

--- SEXTA.- Poder para conferir y revocar poderes.

--- El presente poder deberá ser ejercido conforme a las siguientes reglas:

a).- Los

señores licenciados DON ALEJANDRO ESCOTO CANO…. individualmente gozarán de las facultades señaladas en las cláusulas PRIMERA, SEGUNDA, TERCERA y CUARTA.

-- b.- Los señores licenciados DON ALEJANDRO ESCOTO CANO ... para ejercer las facultades de suscribir títulos de crédito y conferir y revocar poderes deberán hacerlo siempre mancomunadamente.

--- DOCUMENTOS MARCADOS CON LA LETRA "G" DEL APÉNDICE DE ESTE INSTRUMENTO.

--- El señor licenciado ALEJANDRO ESCOTO CANO acredita su personalidad como representante de "CARSO GLOBAL TELECOM", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, como sigue:

--- l.- CONSTITUCIÓN.- Por escritura número ciento siete mil ciento trece de fecha veinticuatro de junio de mil novecientos noventa y seis, otorgada ante la fe del licenciado Luis Felipe del Valle Prieto Ortega, Titular de la Notaría número veinte del Distrito Federal, inscrita en el Registro Público de Comercio de esta ciudad, en el folio mercantil número doscientos ocho mil trescientos sesenta y cinco, con fecha veinticuatro de junio de mil novecientos noventa y seis; previo permiso concedido por la Secretaría de Relaciones Exteriores, se constituyó, por escisión, "CARSO GLOBAL TELECOM", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con domicilio en México, Distrito Federal, duración de noventa y nueve años, capital social de UN MIL QUINIENTOS SETENTA MILLONES QUINIENTOS CINCUENTA Y SIETE MIL PESOS, MONEDA NACIONAL, con cláusula de admisión de extranjeros y con el siguiente objeto social:

--- a) Adquirir interés o participación en otras sociedades mercantiles o civiles, formando parte en su constitución o adquiriendo acciones o participaciones en las ya constituidas, así como enajenar o traspasar tales acciones o participaciones, y la realización de todos los actos procedentes que le correspondan como sociedad controladora de aquellas sociedades de las que llegare a ser titular de la mayoría de sus acciones o partes sociales.

--- b) Promover; organizar y administrar toda clase de sociedades mercantiles o civiles.

--- c) Proporcionar a sociedades mercantiles o asociaciones civiles, servicios administrativos, de organización, fiscales, legales, de asesoría y consultoría técnica en materia industrial, contable, mercantil o financiera y en general cualquier clase de asesoría a empresas.

--- d) Otorgar préstamos a sociedades mercantiles o civiles en las que tenga interés o participación mayoritaria o que pueda ejercitar la facultad de designar la mayoría de los órganos de administración.

--- e) Suscribir títulos de crédito, aceptarlos, así como endosarlos avalarlos y gravarlos en cualquier forma que sea, sin que dicha actividad se ubique en los supuestos del artículo 4o. de la Ley del Mercado de Valores y se realizará en los términos del artículo 9o. de la Ley General de Títulos y Operaciones de Crédito, y avalar o garantizar en cualquier forma el cumplimiento de las obligaciones a cargo de las sociedades, en las que tenga participación mayoritaria o que pueda ejercitar la facultad de designar la mayoría de los órganos de administración.

--- f) Comprar, vender, vender en corto, al contado a futuro o a plazo, acciones, obligaciones, petrobonos, papel comercial, aceptaciones bancarias, cetes y en general, cualquier título de crédito, dar o recibir en garantía, dar o recibir en préstamos títulos de crédito, obtener y otorgar créditos para la compraventa de títulos de crédito, obtener y otorgar créditos para la compraventa de títulos de crédito. Ser agente, comisionista o representante de empresas nacionales o extranjeras.

— g) Comprar, vender, construir, edificar, administrar, dar o tomar en arrendamiento, explotar y negociar con terrenos, casas, edificios y en general con toda clase de bienes inmuebles, así como adquirir los derechos reales sobre los mismos que sean indispensables para su objeto social.

--- h) Comprar, vender, arrendar, importar, exportar, poseer, dar o tomar en prenda y negociar a cualquier título con maquinaria, equipo, materiales de construcción y en general, con toda clase de bienes muebles.

--- i) Urbanizar, pavimentar, edificar, construir, planear, diseñar, decorar, hacer las instalaciones de agua potable, sanitarias, eléctricas y de cualquier otra clase que se requieran de dichos inmuebles.

--- j) Proporcionar servicios de ingeniería, arquitectura y técnicos a toda clase de negociaciones.

--- k) Dar asesoría, hacer toda clase de estudios de urbanismo y planeación territorial y todo lo relacionado con desarrollo urbano y asentamientos humanos.

--- l) Contratar activa o pasivamente toda clase de prestaciones de servicios, celebrar contratos, convenios, así como adquirir títulos, patentes, marcas industriales, nombres comerciales, opciones y preferencias, derecho de propiedad literaria, industrial, artística o concesiones de alguna autoridad.

-- m) Adquirir acciones, participaciones, partes de interés, obligaciones de toda clase de empresas o sociedades, formar parte de ellas y entrar en comandita, sin que se ubiquen en los supuestos del Artículo 4o. de la Ley del Mercado de Valores.

--- n) Aceptar o conferir toda clase de comisiones mercantiles y mandatos, obrando en su propio nombre o en nombre del comitente o mandante.

--- o) En general realizar y celebrar todos los actos, contratos y operaciones conexos, accesorios o accidentales que sean necesarios o convenientes para la realización de los objetos anteriores.

--- De la mencionada escritura yo, el Notario, copio lo siguiente:

--- "... CAPITULO CUARTO.- ADMINISTRACIÓN.- ARTICULO VIGÉSIMO.- La Dirección, administración y manejo de todos los asuntos, bienes e intereses de la sociedad, estarán confiados a un Consejo de Administración compuesto por un número de Consejeros Propietarios no menor de cinco y por el número de Consejeros Suplentes que resuelva nombrar la Asamblea, los que serán electos por el término de un año y durarán en su cargo hasta que sus sustitutos hayan sido designados y hayan tomado posesión de sus puestos. No será requisito el que los Consejeros sean Accionistas.- Cualquier Accionista o grupo de Accionistas que representen cuando menos un 25% del total de las acciones tendrán derecho a nombrar un Consejero. Este porcentaje será del 10% mientras la Sociedad tenga inscritas sus acciones en la Bolsa de Valores.- Si alguno o algunos de los tenedores de acciones designan Consejeros haciendo uso del derecho que se establece en el párrafo anterior, los demás Consejeros serán designados por mayoría simple de votos, sin computar los votos que corresponden a los accionistas minoritarios que hayan hecho la designación o designaciones mencionadas.- La designación de cualquier Consejero Propietario o Suplente hecha por el grupo minoritario de accionistas, sólo podrá ser revocada cuando lo sean igualmente todos los demás Consejeros a menos que la remoción obedezca a causa justificada de acuerdo con la Ley General de Sociedades Mercantiles.- Los miembros del Consejo de Administración no incurrirán en ninguna responsabilidad personal respecto de aquello con quienes contraten en nombre de la Sociedad, y únicamente tendrán para con ésta la responsabilidad inherente a su mandato y la derivada de las obligaciones que la Ley y estos Estatutos les imponen.- ARTICULO VIGÉSIMO PRIMERO.- Los miembros del Consejo de Administración no requerirán otorgar garantía para asegurar el cumplimiento de las responsabilidades que pudieran contraer en el desempeño de su cargo, salvo que la Asamblea de Accionistas que los designe establezca expresamente dicha obligación.- En su caso, la garantía no será devuelta a los Consejeros sino hasta que las cuentas correspondientes al período en el que hayan fungido con tal carácter sean debidamente aprobadas por una Asamblea General...".

--- II.- OTORGAMIENTO DE PODERES.- Por escritura número ciento once mil ciento quince de fecha treinta de noviembre de mil novecientos noventa y ocho, otorgada ante el licenciado Luis Felipe del Valle Prieto Ortega, Titular de la Notaría número veinte del Distrito Federal, e inscrita en el Registro Público de Comercio de esta ciudad, en el folio mercantil número doscientos ocho mil trescientos sesenta y cinco con fecha siete de diciembre de mil novecientos noventa y ocho; se hizo constar la protocolización del acta de Sesión del Consejo de Administración de "CARSO GLOBAL TELECOM", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, celebrada el día doce de octubre de mil novecientos noventa y ocho, y en la que, entre otros acuerdos, se tomó el de OTORGAR DIVERSOS PODERES.- De dicha escritura yo, el Notario, copio lo siguiente:

--------------------------------------------------ORDEN DEL DÍA ...

--- IV.- Asuntos Varios. Otorgamiento de Poderes. Resoluciones al respecto, en su caso.

--- El Consejo, por unanimidad de votos, aprobó tanto la declaratoria del Presidente como el Orden del Día propuesto para la presente Sesión, el cual procedió a desahogar de la siguiente manera:…

--- PUNTO CUATRO.- ... Finalmente, el Presidente señaló que en los términos del Artículo Vigésimo Segundo y Vigésimo Cuarto de los estatutos sociales, se propone al Consejo la designación de nuevos Vicepresidente del Consejo de Administración y Director General de la Sociedad.

-- Una vez que los señores Consejeros ... escucharon la propuesta hecha por el Presidente, hechas las aclaraciones pertinentes, el Consejo de Administración, por unanimidad de votos adoptó las siguientes: ... R ES O L U C I O N E S....

--- "SÉPTIMA: Se otorgan los poderes de la sociedad a los señores ... y Alejandro Escoto Cano, para que los ejerciten en forma individual, con las siguientes facultades, conjunta o separadamente cualquiera de ellos a excepción de los poderes para suscribir títulos de crédito y para otorgar y revocar poderes contenidos en los incisos c) y e) siguientes, los cuales solamente podrán ser ejercidos mancomunadamente por dos apoderados de los nombrados u otro apoderado con facultades similares:

a).- Poder general para pleitos y cobranzas que se le otorga con todas las facultades generales y especiales que requieran cláusulas especiales de acuerdo con la Ley, por lo que se les confiere sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del Artículo 2554 y 2587 del Código Civil para el Distrito Federal, y de sus Artículos correlativos de todos los Estados de la República Mexicana, estando por tanto facultados para desistirse aún de juicios de amparo; formular querellas y denuncias penales y desistirse de las mismas; coadyuvar con el Ministerio Público y otorgar perdón; transigir, someterse a arbitraje; articular y absolver posiciones, recusar jueces; recibir pagos; y ejecutar todos los demás actos autorizados expresamente por la Ley, entre los que se incluye representar a al sociedad ante toda clase de autoridades y tribunales penales, civiles, administrativos y del trabajo, locales o federales, especialmente ante las Juntas de Conciliación y de Conciliación y Arbitraje, quedando facultados expresamente para intervenir en todo el procedimiento de las reclamaciones laborales y en el del amparo, para transigir, articular y absolver posiciones y ejecutar toda clase de actos a nombre de la sociedad, como representantes legales de la misma, dado el cargo que ocupan y las funciones que desempeñan;

--- b) Poder general para administrar bienes, de acuerdo con lo dispuesto por el tercer párrafo del Artículo 2554 del Código Civil para el Distrito Federal, y de sus correlativos de todos los Estados de la República Mexicana;

--- c).- Poder general para suscribir toda clase de títulos de crédito, de conformidad con el Artículo 9o. de la ley General de Títulos y Operaciones de Crédito;

--- d) Poder General para representar a la sociedad y realizar cualesquiera actos de administración y pleitos y cobranzas en toda clase de conflictos y asuntos en materia laboral, de acuerdo con lo dispuesto por los Artículos once, seiscientos noventa y dos fracción segunda, setecientos ochenta y seis; ochocientos setenta y seis y demás relativos de la Ley Federal del Trabajo, y en los términos de los dos primeros párrafos del Artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y de sus artículos correlativos de los respectivos Códigos Civiles de todos los Estados de la República Mexicana, con las facultades especiales que de acuerdo con la ley requieran cláusula especial contenidas en el Artículos (así) dos mil quinientos ochenta y siete del mismo Código y de sus Artículos correlativos de los demás Códigos Civiles mencionados;

exceptuándose de este poder únicamente la facultades para hacer cesión de bienes; pero incluyéndose expresamente aquéllas que de manera enunciativa y no limitativa se mencionan a continuación, tales como desistirse, transigir, comprometer en árbitros, articular y absolver posiciones, recusar, aceptar cesiones de bienes, recibir pagos, otorgar recibos y cancelaciones, promover juicio de amparo y desistirse de él, hacer denuncias, acusaciones y querellas y, en general, ejercitar sus facultades y todo tipo de acciones ante toda clase de personales (así) físicas y morales y ante toda clase de autoridades tanto judiciales como administrativas, ya sea del fuero común o federa (así), y en especial ante las Juntas Locales y Federales de Conciliación y Arbitraje. En especial, los apoderados podrán comparecer ante todas las autoridades en materia de trabajo, con el fin de realizar todas las gestiones y trámites necesarios para la solución de los conflictos laborales de la poderdante a los que comparecerán en eI carácter de Representantes de la misma, en los términos del Artículo once de la Ley Federal del Trabajo, que a continuación se describe:

--- "Los directores, administradores, gerentes y demás personas que ejerzan funciones de dirección o administración en la empresa o establecimiento, serán considerados representantes del patrón y en tal concepto lo obligan en sus relaciones con los trabajadores".

--- En el ejercicio del poder, los apoderados podrán participar representando a la poderdante en la etapa conciliatoria a que sea citada por las Juntas de Conciliación y las Juntas de Conciliación y Arbitraje, con todas las facultades de decisión y para la suscripción de los convenios necesarios para la solución de los conflictos laborales en etapa conciliatoria. Asimismo, podrán comparecer en todas las demás etapas del proceso laboral; y,

--- e) Poder para otorgar toda clase de poderes generales o especiales y revocar los poderes que otorgaren, pero siempre conservando los apoderados el ejercicio general deI mandato." ...

----------------------------------------C LA U S U L A S ...

--- QUINTA.- "CARSO GLOBAL TELECOM", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, CONFIERE los siguientes poderes:...

--- 3.- A los señores ... y Alejandro Escoto Cano, para que los ejerciten en forma individual, con las siguientes facultades, conjunta o separadamente cualquiera de ellos a excepción de los poderes para suscribir títulos de crédito y para otorgar y revocar poderes contenidos en los incisos c) y e) siguientes, los cuales solamente podrán ser ejercidos mancomunadamente por dos apoderados de los nombrados u otro apoderado con facultades similares:

--- a).- Poder general para pleitos y cobranzas que se le otorga con todas las facultades generales y especiales que requieran cláusulas especiales de acuerdo con la Ley, por lo que se les confiere sin limitación alguna, de conformidad con lo dispuesto por el primer párrafo del Artículo dos mil quinientos cincuenta y cuatro y dos mil quinientos ochenta y siete del Código Civil para el Distrito Federal, y de sus Artículos correlativos de todos los Estados de la República Mexicana, estando por tanto facultados para desistirse aún de juicios de amparo; formular querellas y denuncias penales y desistirse de las mismas; coadyuvar con el Ministerio Público y otorgar perdón; transigir, someterse a arbitraje; articular y absolver posiciones, recusar jueces; recibir pagos; y ejecutar todos los demás actos autorizados expresamente por la Ley, entre los que se incluye representar a la sociedad ante toda clase de autoridades y tribunales penales, civiles, administrativos y del trabajo, locales o federales, especialmente ante las Juntas de Conciliación y de Conciliación y Arbitraje, quedando facultados expresamente para intervenir en todo el procedimiento de las reclamaciones laborales y en el del amparo, para transigir, articular absolver posiciones y ejecutar toda clase de actos a nombre de la sociedad, como representantes legales de la misma, dado el cargo que ocupan y las funciones que desempeñan;

--- b) Poder general para administrar bienes, de acuerdo con lo dispuesto por el tercer párrafo del Artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, y de sus correlativos de todos los Estados de la República Mexicana;

--- c).- Poder general para suscribir toda clase de títulos de crédito, de conformidad con el Artículo Noveno de la ley General de Títulos y Operaciones de Crédito;

--- d) Poder General para representar a la sociedad y realizar cualesquiera actos de administración y pleitos y cobranzas en toda clase de conflictos y asuntos en materia laboral, de acuerdo con lo dispuesto por los Artículos once, seiscientos noventa y dos fracción segunda, setecientos ochenta y seis, ochocientos setenta y seis y demás relativos de la Ley Federal del Trabajo, y en los términos de los dos primeros párrafos del Artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y de sus artículos correlativos de los respectivos Códigos Civiles de todos los Estados de la República Mexicana, con las facultades especiales que de acuerdo con la ley requieran cláusula especial contenidas en el Artículos (así) dos mil quinientos ochenta y siete del mismo Código y de sus Artículos correlativos de los demás Códigos Civiles mencionados; exceptuándose de este poder únicamente la facultades para hacer cesión de bienes, pero incluyéndose expresamente aquéllas que de manera enunciativa y no limitativa se mencionan a continuación, tales como desistirse, transigir, comprometer en árbitros, articular y absolver posiciones, recusar, aceptar cesiones de bienes, recibir pagos, otorgar recibos y cancelaciones, promover juicio de amparo y desistirse de él, hacer denuncias, acusaciones y querellas y, en general, ejercitar sus facultades y todo tipo de acciones ante toda clase de personales (así) físicas y morales y ante toda clase de autoridades tanto judiciales como administrativas, ya sea del fuero común o federa (así), y en especial ante las Juntas Locales y Federales de Conciliación y Arbitraje. En especial, los apoderados podrán comparecer ante todas las autoridades en materia de trabajo, con el fin de realizar todas las gestiones y trámites necesarios para la solución de los conflictos laborales de la poderdante, a los que comparecerán en el carácter de Representantes de la misma, en los términos del Artículo once de la Ley Federal del Trabajo, que a continuación se describe:

"Los directores, administradores, gerentes y demás personas que ejerzan funciones de dirección o administración en la empresa o establecimiento, serán considerados representantes del patrón y en tal concepto lo obligan en sus relaciones con los trabajadores".

En el ejercicio del poder, los apoderados podrán participar representando a la poderdante en la etapa conciliatoria a que sea citada por las Juntas de Conciliación y las Juntas de Conciliación y Arbitraje, con todas las facultades de decisión y para la suscripción de los convenios necesarios para la solución de los conflictos laborales en etapa conciliatoria. Asimismo, podrán comparecer en todas las demás etapas del proceso laboral; y,

--- e) Poder general para otorgar toda clase de poderes generales o especiales y revocar los poderes que otorguen, pero siempre conservando los apoderados el ejercicio general del mandato." ...

---DOCUMENTOS MARCADOS CON LA LETRA "H" DEL APÉNDICE DE ESTE INSTRUMENTO.

--- El señor licenciado EDUARDO AZCOITIA MORAILA en representación del "BANCO INTERNACIONAL", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA
MÚLTIPLE, GRUPO FINANCIERO BITAL, acredita su personalidad como sigue:

--- I.- Con escritura número seis mil quinientos setenta y ocho de fecha treinta y uno de marzo de mil novecientos noventa y cinco, otorgada ante el licenciado Francisco Lozano Noriega, titular de la Notaria número ochenta y siete del Distrito Federal, e inscrita en el Registro Público de Comercio del Distrito Federal, en el folio mercantil número sesenta y cuatro mil cincuenta y tres, se hizo constar la protocolización de Acta de Sesión del Consejo de Administración de "BANCO INTERNACIONAL', SOCIEDAD ANÓNIMA, en la que, entre otros acuerdos se tomó el de nombrar entre otras personas, al señor EDUARDO AZCOITIA MORAILA, como Delegado Fiduciario.

--- De dicha escritura yo, el Notario, copio lo que sigue:

--- "... hago constar; 1.- LA DESIGNACIÓN DE DELEGADOS FIDUCIARIOS de: "BANCO INTERNACIONAL”, SOCIEDAD ANÓNIMA,... que resulta de la protocolización que realizo… del acta celebrada por los consejeros de dicha Sociedad, el día veintitrés de febrero de mil novecientos noventa y cinco, del libro de actas de consejo número dos, que dice:

--- """..TRIGÉSIMA SEGUNDA SESIÓN DEL CONSEJO DE ADMINISTRACIÓN.

…

--- El Presidente declaró legalmente instalada la reunión en virtud de haber quórum y sometió a la consideración de los presentes el siguiente:

---------------------------------------ORDEN DEL DÍA.....

-- OCTAVO, Proposición y aceptación, en su caso, para el nombramiento de delegados fiduciarios....

--- Con relación al OCTAVO de la orden del día informó don Jaime Ruíz Sacristan respecto de la comunicación dirigida a este Consejo por el... Director Fiduciario de la institución, mediante la cual solicita la designación como Delegados Fiduciarios del licenciado Eduardo Azcoitia Moraila... y en caso de que lo anterior fuere aceptado sería necesario otorgar facultades a dichas personas...

--- ACUERDO. Después de una breve deliberación por parte de los presentes se acordó designar delegados fiduciarios a los señores licenciado Eduardo Azcoitia Moraila... quienes para el desempeño de sus cargos gozarán de las facultades que enseguida se detallan... podrán actuar conjunta o separadamente a excepción de los actos de dominio que deberán ejercitarse mancomunadamente por cualesquiera dos de ellos.

--------------------------------------------FACULTADES:

--- FACULTADES GENÉRICAS.- Las facultades que para esos funcionarios se señalan en la Ley General de Títulos y Operaciones de Crédito, especialmente las contenidas en su artículo trescientos cincuenta y seis, así como las atribuciones que sean necesarias para el desempeño de los fideicomisos, mandatos y comisiones que se mencionan en la fracción décima quinta del artículo cuarenta y seis de la Ley de Instituciones de Crédito para la conducción de los negocios a que se refieren las fracciones de la décima sexta, a la vigésima segunda del mismo artículo, y para la celebración y manejo de las operaciones análogas a ellas o conexas con las mismas, por lo que:

--- FACULTADES ESPECIFICAS: De manera enunciativa y no limitativa, el delegado fiduciario podrá:

--- I. Pleitos y Cobranzas. Representar a su mandante ante toda clase de autoridades administrativas, judiciales o de cualquier otra índole, sean municipales, estatales o federales, así como ante árbitros o arbitradores, con poder general para pleitos y cobranzas, con el que se entienden conferidas las más amplias facultades generales a que se refiere el primer párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, y las especiales que requieran mención expresa conforme a las fracciones tercera, cuarta, sexta, séptima y octava del articulo dos mil quinientos ochenta y siete del citado ordenamiento legal, por lo que, de modo ejemplificativo, podrá:

--- A) Promover juicios de amparo y desistirse de ellos;

--- B) Presentar ratificar denuncias y querellas penales, satisfacer los requisitos de estas últimas; y desistirse de ellas;

--- C) Constituirse en coadyuvante del ministerio público federal o local;

--- D) Otorgar perdón en los procedimientos penales;

--- E) Desistirse de la instancia o de la demanda por cualquier causa; y de la acción, únicamente cuando hubiesen sido satisfechas las pretensiones planteadas y,

--- F) Articular o absolver posiciones en cualquier género de juicios, incluidos los laborales.

--- II.- Actos de materia laboral. En los términos del los artículos once, setecientos ochenta y siete y ochocientos setenta y seis de la Ley Federal del Trabajo, comparecer ante todo tipo de autoridades en materia laboral, sean administrativas o jurisdiccionales,  locales o federales; actuar dentro de los procedimientos procesales o paraprocesales correspondientes, desde la etapa de conciliación y hasta la de ejecución laboral; y celebrar todo tipo de convenios, cuando lo estime pertinente los intereses del mandante o de los patrimonios de que éste sea titular o que administre.

--- III Actos de administración. Administrar, con las facultades genéricas que se consignan en el proemio de este instrumento y con las establecidas en el artículo dos mil quinientos cincuenta y cuatro segundo párrafo del mencionado código civil, los bienes y negocios a que se alude en dicho proemio.

--- IV.- Títulos de crédito. Emitir, suscribir, otorgar, aceptar, avalar o endosar títulos de crédito en los términos del artículo noveno de la Ley General de Títulos y Operaciones de Crédito.

--- V.- Actos de dominio. Realizar actos de disposición y dominio respecto de los bienes, negocios, derechos reales o personales circunscritos a los negocios fiduciarios que maneje el banco con las facultades generales de dueño a que se refiere el tercer párrafo del artículo dos mil quinientos cincuenta y cuatro del citado código civil y con las especiales señaladas en las fracciones primera, segunda y quinta del artículo dos mil quinientos ochenta y siete del referido ordenamiento legal, por lo que, a título ejemplificativo, podrá:

--- A. Transigir en juicio o fuera de él.

--- B. Desistir, por cualquier causa, de la acción intentada en juicio.

--- C. Hacer cesión onerosa de derechos litigiosos afectos a los patrimonios fideicomitidos o a negocios en los que deba intervenir.

--- D. Ceder los derechos de prelación derivados de la constitución de garantías en favor de la institución o de los beneficiarios, fideicomisarios comitentes, mandantes o fideicomitentes en los fideicomisos constituidos o en los negocios celebrados, en relación con las otorgadas en beneficio de terceros.

--- E. Aceptar la constitución de garantías reales a favor de terceros, con preferencia a las establecidas en favor de las personas aludidas en el inciso anterior.

--- F. Renunciar, total o parcialmente, a las garantías prestadas a favor de las personas indicadas en el inciso D.

--- G. Consentir en la cancelación de hipotecas prestadas y en el levantamiento de embargos y otros gravámenes.

--- H.- Prestar el consentimiento de la institución para la enajenación de bienes y valores dados en fideicomiso o afectos a los negocios en que aquella intervenga.

--- VI.- Otorgamiento de mandatos.- Con observancia de las normas legales aplicables en esta materia, otorgar los mandatos generales o especiales que crea convenientes a los funcionarios de la institución o a cualquiera otras personas, y sustituir, sin merma de las suyas, las facultades genéricas y específicas conferidas en el proemio y en las fracciones de la primera a la quinta de este instrumento.

--- VIII.- (así) Encomienda de actuación. Encomendar a terceros, mediante instrucciones genéricas o específicas, la realización de actividades fiduciarias secundarias o auxiliares, que constituyan simples formalidades o trámites y que no impliquen la toma de resoluciones discrecionales de mando o decisión, incluida la suscripción de contratos de fideicomiso, mandato, comisión, administración o similares, impresos de formularios de uso generalizado o ajustados a formatos y condiciones previamente autorizados por algún delegado fiduciario, en el entendido de que los documentos suscritos por las personas así autorizadas vincularán en todo caso al fiduciario, pues las instrucciones de que se habla regirán exclusivamente las relaciones internas de las primeras con el segundo, por lo que, si las personas de que se trata actuaren en ausencia o en contravención de las aludidas instrucciones serán responsables ante la institución, sin que se afecten los intereses de terceros.

--- VIII.- Revocaciones o modificaciones.- Modificar o revocar las sustituciones o  encomiendas y los mandatos hechos o conferidos por él mismo o bien por otra persona u órgano de la institución.

--- Las referencias de este instrumento a los preceptos del Código Civil para el Distrito Federal se entienden hechas a los correlativos de los Códigos Civiles de las entidades en que el mandato se ejerza.-...

--- No habiendo más asuntos que tratar se levantó la sesión...".

--- EXPUESTO LO ANTERIOR EL COMPARECIENTE OTORGA LAS SIGUIENTES:

-------------------------------------------------C L Á U S U L A S

--- PRIMERA.- Queda protocolizada para todos sus efectos el acta antes transcrita.

--- SEGUNDA.- Quedan como Delegados de "BANCO INTERNACIONAL”, SOCIEDAD ANÓNIMA,... los señores DON EDUARDO AZCOITIA MORAILA, quien funge actualmente como SUBDIRECTOR FIDUCIARIO...

--- TERCERA.- “BANCO INTERNACIONAL", SOCIEDAD ANÓNIMA,... confiere poder a favor de los señores Licenciado DON EDUARDO AZCOITIA MORAILA, quien funge actualmente como SUBDIRECTOR FIDUCIARIO…”.

--- DOCUMENTOS MARCADOS CON LA LETRA “I” DEL APÉNDICE DE ESTE  INSTRUMENTO.

--- El señor Licenciado PEDRO HURTADO ACOSTA, en representación de "BBVA BANCOMER SERVICIOS", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, acredita su personalidad como sigue:

I.- NOMBRAMIENTO.- Con la escritura número sesenta y seis mil ochocientos veintidós de fecha veintinueve de noviembre de dos mil, otorgada ante la fe del licenciado Carlos de Pablo Serna, titular de la notaría número ciento treinta y siete del Distrito Federal e inscrita en el Registro Público de la Propiedad de esta Ciudad el día dieciséis de enero del dos mil uno, en el folio mercantil número sesenta y tres mil trescientos; se hizo constar la protocolización del acta de Sesión del Consejo de Administración de "BANCO BILBAO VIZCAYA-MÉXICO” SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE GRUPO FINANCIERO BBVA BANCOMER, celebrada con fecha seis de septiembre del dos mil, y en la que, entre otros acuerdos, se tomó el del NOMBRAMIENTO DE DELEGADOS FIDUCIARIOS, que otorgó la sociedad de referencia.- De dicha escritura yo, el notario copio lo siguiente:

----------------------------------------C L A U S U L A S

--- NOMBRAMIENTO.- Queda formalizado el nombramiento de don JORGE ARTURO FLORES SALINAS, don VÍCTOR MANUEL BORRAS SETIEN, don MIGUEL GARCÍA Y GARCÍA, don PEDRO HURTADO ACOSTA, don FRANCISCO JIMÉNEZ RODRÍGUEZ, don FAUSTO VEGA JARAMILLO, don PABLO MENDOZA MARTELL, don SAMUEL KELLY GAVILANES, don JOSÉ FRANCISCO FUENTES BERNAL, don SERGIO AURELIO TORRES RODRÍGUEZ, don ALEJANDRO MARIN LEAL, don RICARDO HUERTA HOYOS y don GERARDO PEÑA FLORES, como delegados fiduciarios de "BANCO BILBAO VIZCAYA – MÉXICO", SOCIEDAD ANÓNIMA,  INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, en los términos y con las facultades precisadas en la sesión de consejo que adelante se inserta....

--- "... ORDEN DEL DÍA.- ... IV.- Asuntos Generales.- El Consejo, por unanimidad de votos de los miembros presentes, aprobó la declaratoria del Presidente como el Orden del Día señalado, mismo que se desahogó de la siguiente manera. ... PUNTO CUATRO: En el desahogo del punto cuatro y último del Orden del Día.... Por su parte, el Secretario propuso a los asistentes designar a diversas personas como Delegados Fiduciarios de la sociedad y, en consecuencia, otorgarles diversas facultades y poderes para realizar dicha encomienda... RESOLUCIONES... "VIGÉSIMA SÉPTIMA: Se designa a las personas que a continuación se indica como Delegados Fiduciarios de BANCO BILBAO VIZCAYA-MÉXICO, S.A., con las facultades que enseguida detallan, en relación a los bienes afectos a fideicomisos celebrados por la Institución o por los servicios fiduciarios que esta última preste... Los señores JORGE ARTURO FLORES SALINAS, VÍCTOR MANUEL BORRAS SETIEN, MIGUEL GARCÍA Y GARCÍA, PEDRO HURTADO ACOSTA, FRANCISCO JIMÉNEZ RODRÍGUEZ y FAUSTO VEGA JARAMILLO, conjunta o separadamente, como Delegados Fiduciarios, gozarán, en los términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil vigente en el Distrito Federal, y de sus correlativos y/o concordantes de los Códigos Civiles de los Estados de la República Mexicana y del Código Civil Federal, de facultades para pleitos y cobranzas, actos de administración y actos de dominio, así como poder para suscribir u otorgar títulos de crédito en los términos del artículo noveno de la Ley General de Títulos y Operaciones de Crédito, incluyendo poder para avalar títulos de crédito. Los apoderados tendrán las facultades especiales que requieran mención expresa conforme a las fracciones I a VIII del artículo dos mil quinientos ochenta y siete del Código Civil vigente en el Distrito Federal, y de sus correlativos y/o concordantes de los Códigos Civiles de los Estados de la República Mexicana y del Código Civil Federal, así como facultades para interponer y desistirse del juicio de amparo, presentar denuncias y querellas de carácter penal y desistirse de ellas según proceda de acuerdo con la ley, así como para representar a la Institución ante toda clase de autoridades del trabajo, federales y/o locales.

--- Cualquiera de los señores JORGE ARTURO FLORES SALINAS, VÍCTOR MANUEL BORRAS SETIEN, MIGUEL GARCÍA Y GARCÍA, PEDRO HURTADO ACOSTA, FRANCISCO JIMÉNEZ RODRÍGUEZ y FAUSTO VEGA JARAMILLO, podrá sustituir, otorgar o delegar total o parcialmente todos los poderes y autorizaciones de que goza en favor de terceros, ya sea en forma general o especial, así como revocar tales poderes y autorizaciones, siempre y cuando al acto en cuestión necesariamente comparezca con su firma cualesquiera de los señores LUIS ROBLES MIAJA, JOSÉ FERNANDO PÍO DÍAZ CASTAÑARES, PABLO MENDOZA MARTELL o SAMUEL KELLY GAVILANES...".

--- II.- CAMBIO DE DENOMINACIÓN.- Por escritura número sesenta y seis mil setecientos veintitrés de fecha dieciséis de noviembre de dos mil, otorgada ante el mismo Notario que la anterior, inscrita en el Registro Público de Comercio del Distrito Federa, en el folio mercantil número sesenta y tres mil trescientos, con fecha catorce de diciembre de dos mil; "BANCO BILBAO VIZCAYA — MÉXICO", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, cambió su denominación por la de "BBVA BANCOMER SERVICIOS", SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER.

ES PRIMER TESTIMONIO QUE SE EXPIDE PARA "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA.- CONSTA DE TREINTA Y TRES PÁGINAS COTEJADAS Y CORREGIDAS. - MÉXICO DISTRITO FEDERAL, A CUATRO DE JUNIO DEL DOS MIL UNO.- DOY FE.

PUBLIC NOTARY 129
CYBERNOTARIO®

PUBLIC NOTARY

IGNACIO SOTO BORJA Y ANDA

PUBLIC NOTARY 129 of Mexico City, Federal District

PUBLIC NOTARIES

JULIAN SOTO GASCA
PUBLIC NOTARY (1897)

JOSE SOTO BORJA
PUBLIC NOTARY (1946)

IGNACIO SOTO BORJA Y ANDA (1970)

CABALLOCALCO NO. 42-110

CENTRO HISTO.RICO DE COYOACAN

MEXICO, D.F. 04000

TELS. 56-59-71-21   56-59-81-21

FAX: 56-58..61-38

E-mail: nsoto@infosel.neLmx
cybernotario129@notarial 29.commx
cybernot@prodigymet mx

INSTRUMENT NO. 106716

Public Registry: Mexico City _______ State of Mexico _______ Others S.R.

PUBLIC NOTARY 129
CYBERNOTARIO®

[Seal] Ignacio Soto Borja y Anda

Public Notary 129 of Mexico City, Federal District

106716

MElD/PMDG/gss**

A-117770

D-63 BOOK NUMBER THREE THOUSAND AND EIGHT

INSTRUMENT ONE HUNDRED AND SIX THOUSAND SEVEN HUNDRED AND SIXTEEN

In MEXICO CITY, FEDERAL DISTRICT, on May 25, 2001, I, IGNACIO SOTO BORJA Y ANDA, Public Notary 129 of the Federal District, hereby certify:

THE AMENDMENT TO THE Trust AGREEMENT EXECUTED BY THE Trust DIVISION OF THE FULL SERVICE BANK, BANCO INBURSA, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA which is evidenced by instrument number one hundred and six thousand five hundred and seventy dated March 18, 1996, certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20 of the Federal District to grant BANCO INBURSA, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA, hereinafter referred to indistinctly as the “Fiduciary” represented herein by the Fiduciary Representative, Mr. Raul Humberto Zepeda Ruiz; GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, hereinafter referred to as “Grupo Carso” represented by its legal representative, Mr. Alejandro Escoto Cano; CARSO GLOBAL TELECOM, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, hereinafter referred to as “Carso Global” represented by its legal representative, Mr. Alejandro Escoto Cano, the latter two companies as Trustors, with the appearance of BANCO INTERNACIONAL, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BITAL, hereinafter referred to as “Bital” represented by its Fiduciary Representative, Mr. Eduardo Azcoitia Moraila; and BBVA, BANCOMER SERVICIOS, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER (f/k/a “BANCOMER", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BANCOMER”) hereinafter referred to as “BBVA BANCOMER”, represented by its Fiduciary Representative, Mr. Pedro Hurtado Acosta, the latter two as the Joint Representatives of the Holders of the Participation Certificates of “Grupo Carso” and “Carso Global”, respectively, pursuant to the following recitals and articles:

PUBLIC NOTARY 129
CYBERNOTARIO®

RECITALS

ONE. Whereas the Fiduciary warrants that: A) Instrument number one hundred and six thousand five hundred and seventy dated March 18, 1996, certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20 of the Federal District, evidenced the Irrevocable Trust Agreement “F/0045”, executed by “Grupo Carso”, as the Trustor; "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, as the "FIDUCIARY"; with the appearance of "S.D. INDEVAL", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, INSTITUCION PARA EL DEPOSITO DE VALORES, which served as a bases for the issuance of Common Nonredeemable Participation Certificates based on shares of series reserved for Mexicans in Mexican companies and with the characteristics in each case set forth by the Technical Committee of such Trust. This agreement will be referred to hereinafter as the Trust.

B) Instrument number one hundred and seven thousand twenty three dated June 25, 1996, certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20 of the Federal District, recorded in the Public Registry of Property and Commerce of the Federal District on June 28, 1996 under commercial folios numbers eighty one thousand three hundred and forty one and one hundred and seventy nine thousand nine hundred and thirty four, evidenced the amendment to the Indenture Agreements corresponding to the Common Nonredeemable Participation Certificates named “Grupo Carso CPO’s A-1 First Issuance” and “Grupo Carso CPO’s A-1 Second Issuance” unilaterally granted by "NACIONAL FINANCIERA", SOCIEDAD NACIONAL DE CREDITO, INSTITUCION DE BANCA DE DESARROLLO, DIRECCION DE FIDEICOMISOS, and "INBURSA" so that the latter may serve as the new fiduciary of said Indenture Agreements.

C) Instrument number one hundred and seven thousand two hundred and eighty one dated July 26, 1996, certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20 of the Federal District, whose first official transcript was recorded on such date in the Public Registry of Commerce of this City in commercial folio one hundred and seventy nine thousand nine hundred and thirty four evidenced the issuance of Common Nonredeemable Participation Certificates named “Grupo Carso CPO’s A-1 First Issuance” unilaterally granted by BANCO INBURSA, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA as the fiduciary of the Trust related to Recital One section A) above.

D) On January 18, 2001, a meeting was called for the Holders of the “CPO’s” of “Carso Global” to be held at 11:00 AM on January 30, 2001. However, this meeting was not held for lack of quorum. Thereafter, at 11:15 AM on January 30, 2001 the meeting of the Holders was called to order through the second call published on January 18, 2001 in the Official Gazette of the Federation and in the newspaper “Excelsior” according to the provisions of the penultimate paragraph of Article 220 of the General Law of Negotiable Instruments and Credit Operations. By the unanimous approval of the Holders, this meeting approved of adding a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement referred to in Recital One A) above. Copies of the call and certified copies of the minutes of the aforementioned Meetings are attached to this instrument under letter “A” in order to attach a copy thereof to any transcription of this instrument that may be issued.

E) On February 1, 2001, a meeting was called for the Holders of the “CPO’s” of “Grupo Carso”, “First and Second Issuance” to be held at 11:00 AM on February 13, 2001. However, this meeting was not held for lack of quorum. Thereafter, at 11:15 AM on February 13, 2001 the meeting of the Holders was called to order through the second call published on February 1, 2001 in the Official Gazette of the Federation and in the newspaper “El Universal” according to the provisions of the penultimate paragraph of Article 220 of the General Law of Negotiable Instruments and Credit Operations. By the unanimous approval of the Holders, this meeting approved of adding a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement referred to in Recital One A) above. Copies of the call and certified copies of the minutes of the aforementioned Meetings are attached to this instrument under letter “B” in order to attach a copy thereof to any transcription of this instrument that may be issued.

F) The Technical Committee of the Trust, during the meeting held on February 26, 2001, noted the resolutions adopted by the meeting of Holders and instructed the fiduciary to add a paragraph to section 12 and 12 bis of Article Four and amend Article Eleven of the Trust Agreement. The minutes of this meeting of the Technical Committee are attached to this instrument under letter “C” in order to attach a copy thereof to any transcription of this instrument that may be issued.

TWO. Whereas “Grupo Carso” and “Carso Global” warrant that:

•

Both Trustors of the Trust mentioned in Recital One, section A) above state that they appeared to the signing of this instrument to evidence their approval of the amendment to the Trust in terms of adding a paragraph to section 12 and 12 bis of Article Four and amend Article Eleven of the Trust Agreement.

THREE. Whereas “Bital” warrants that:

•

It appears to the signing of this instrument as the joint representative of the “CPO’s” of “Grupo Carso”, as evidenced by the instrument mentioned in Recital One, section A) above.

FOUR. Whereas “BBVA Bancomer” warrants that:

•

It appears to the signing of this instrument as the joint representative of the “CPO’s” of “Carso Global”, as evidenced by the instrument mentioned in Recital One, section C) above.

FIVE. Whereas the Appearing Parties warrant that: They have stated their approval for the amendment of the Indenture Agreements so that these may include the amendments established by this Agreement.

Six. Authorization from the Ministry of the Economy – Department of Foreign Investment. By official notice “514.113.01-466” (five hundred and fourteen point one hundred and thirteen point zero one point dash four hundred and sixty six) dated January 26, 2001, the Department of Foreign Investment approved of the amendment to the Trust, which document is attached to this instrument under letter “D” in order to attach a copy thereof to any transcription of this instrument that may be issued.

Now therefore, the parties agree as follows:

ARTICLES

ONE. BANCO INBURSA, SOCIEDAD ANÓNIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA, DIVISIÓN FIDUCIARIA, as the “Fiduciary” represented herein by the Fiduciary Representative, Mr. Raul Humberto Zepeda Ruiz; GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, represented by its legal representative, Mr. Alejandro Escoto Cano; CARSO GLOBAL TELECOM, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, represented by its legal representative, Mr. Alejandro Escoto Cano, the latter two companies as Trustors, with the appearance of BANCO INTERNACIONAL, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BITAL, represented by its Fiduciary Representative, Mr. Eduardo Azcoitia Moraila; and BBVA, BANCOMER SERVICIOS, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER represented by its Fiduciary Representative, Mr. Pedro Hurtado Acosta, the latter two as the Joint Representatives of the Holders of the Participation Certificates of “Grupo Carso” and “Carso Global”, hereby amend the Irrevocable Trust Agreement number “F/0045” with respect to Recital One, Section A) of this instrument in order to add a paragraph to section 12 and 12 bis of Article Four and amend Article Eleven in order to written as follows:

“FOUR. Purposes of the Trust. The purposes of this agreement include:

1. to 11.

12. With respect to the dividends, the Fiduciary will establish in each Indenture Agreement that is executed the terms according which the holders of the “CPO’s” may exercise their rights. In any case, the dividends in shares will increase the equity of the Trust and the “Fiduciary” will provide “CPO’s” to the holders of the corresponding issuance in the same proportion; however, the dividends in cash will be distributed directly proportional among the trustors holders of the “CPO’s” of the issuance that decreed said dividend.

With respect to dividends in shares, the fiduciary will issue the numbers of “CPO’s” that are necessary to cover such dividend according to the provisions of the Indenture Agreement.”

“12. Bis. With respect to the splits of shares or groups of shares (“reverse split”), conversion of series or any other shareholding reorganization, the fiduciary will issue the CPO’s that are necessary in order to recognize the shareholding reorganization decreed by the Issuers according to the Indenture Agreement.”

“ARTICLE ELEVEN. TECHNICAL COMMITTEE”. Based on Article 80 of the Credit Institutions Law, a Technical Committee is created, which is comprised of five members, three of whom must be middle management of the Fiduciary and the two remaining must be executives or representatives of the Trustors of the Trust.

The shareholding members may designate their substitutes, who shall attend the meetings of the Technical Committee in their absence.”

The Committee will validly meet with the assistance of the majority of its members and its decisions must be adopted consistently by the majority of the members present. These resolutions must be notified in writing to the Fiduciary.

The Committee will meet at any time with the necessary frequency in order to comply with its duties, at the request of the Fiduciary. Minutes must be drafted for every meeting and signed by those attending. These minutes will contain the resolutions adopted and the secretary or delegate will be responsible for follow-up.

The Technical Committee, as the case may be, will notify the Fiduciary about any change of members; otherwise, the Fiduciary will not be responsible for any actions that are taken in compliance with the instructions that are addressed to the persons that the Fiduciary has registered as committee members.

The Technical Committee will meet whenever necessary and may be called by any of its members by a call sent by any means to each member at least three days prior to the date set for the meeting. The agenda must be included in said call.

The Technical Committee may meet without a prior call when all of the shareholding members are present at the meeting.”

TWO. The other articles of the Trust bases for the Issuance have not been amended in any manner; therefore, these will remain valid as written in its present terms.

THREE. The following persons have been designated as the new members of the Technical Committee; they will take office from the date hereof and will remain in office until they are replaced:

•

Mr. Marco Antonio Slim Domit. CEO of "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE;

•

Mr. LUIS FRIAS HUMPHREY. Director of International Affairs of "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE;

•

Mr. MARIO BERMUDEZ DAVILA.- Director of Administration of BANCO INBURSA, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE;

•

Mr. ALEJANDRO ESCOTO CANO.- Director of Administration of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE;

•

Mr. EDUARDO VALDES ACRA.- Legal Representative of CARSO GLOBAL TELECOM, SOCIEDAD ANONIMA DE CAPITAL VARIABLE;

FOUR. Mr. RAUL HUMBERTO ZEPEDA RUIZ is designated as Secretary of the Technical Committee;

FIVE. For the interpretation and compliance of this instrument, the provisions of the General Law of Negotiable Instruments and Credit Operation will be applicable as well as the banking, securities and mercantile laws and customs of Mexico, Federal District; therefore, the parties expressly submit to the courts of Mexico City, thereby waiving any other venue that may correspond by reason of the present or future domiciles.

LEGAL CAPACITY

The appearing parties hereby state that their principals have full legal capacity to execute this instrument and evidence such capacity, which has not been revoked or modified, by the documents that were submitted and that I, the Notary Public have listed in the appendix to this instrument under the letters “E”, “F”, “G”, “H” and “I” in order to attach a copy thereof to any transcription of this instrument that may be issued.

CERTIFICATIONS

I, THE NOTARY PUBLIC, HEREBY CERTIFY THAT:

I.

The documents cited in this instrument were submitted to me;

II.

The appearing parties are personally known to me, all of them have the legal capacity to contract and become obligated in the same manner as the companies they represent;

III.

The appearing parties exhibited to me a receipt of the inscription in the National Foreign Investment Registry for the neutral investment referred to in the trust that was amended by this instrument. A copy of said document has been attached to the appendix of this instrument under the letter “J”.

IV.

I explained to the appearing parties about their right to personally read this instrument.

V.

The appearing parties stated their general information as:

RAUL HUMBERTO ZEPEDA RUIZ, Mexican national, born in Mexico City, Federal District, on March 25, 1969, married, a banking executive, whose address is Avenida Insurgentes Sur 3500, Colonia Peña Pobre, Mexico City, Federal District.

ALEJANDRO ESCOTO CANO, Mexican national, born in Mexico City, Federal District, on November 9, 1953, married, B.A. in Business Administration, whose address is Avenida San Fernando 329, Colonia Peña Pobre, Mexico City, Federal District.

EDUARDO AZCOITIA MORAILA, Mexican national, born in Mexico City, Federal District, on February 11, 1963, married, lawyer, whose address is Avenida Paseo de la Reforma 156, 10th floor, Colonia Juárez, Mexico City, Federal District.

PEDRO HURTADO ACOSTA, Mexican national, born in Mexico City, Federal District, on October 19, 1959, married, banking executive, whose address is Avenida Universidad 1200, Colonia Xoco, Delegación Benito Juárez, Mexico City, Federal District.

After reading this instrument to the appearing parties, I explained the legal value, consequences and scope of its contents and they expressed their agreement thereby granting, ratifying and signing it on May 31, 2001. Therefore, I hereby authorize it definitively. I hereby certify.

--- ALEJANDRO ESCOTO CANO.- RAUL HUMBERTO ZEPEDA RUIZ.- EDUARDO AZCOITIA MORAILA.- PEDRO HURTADO ACOSTA. SIGNATURES. I. SOTO. SIGNATURE. AUTHORIZING SEAL.

DOCUMENTS MARKED WITH LETTER “E” OF THE APPENDIX OF THIS INSTRUMENT.

RAUL HUMBERTO ZEPEDA RUIZ evidences his legal capacity to act as the representative "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, DIVISION FIDUCIARIA, as follows:

I.

INCORPORATION. By instrument number one hundred and one thousand seven hundred and thirteen dated October 4, 1993, certified by Mr. Luis Felipe del Valle Prieto Ortega, Notary Public 20 of the Federal District and recorded in the Public Registry of Commerce of the Federal District in Commercial Folio number one hundred and seventy nine thousand nine hundred and thirty four, "BANCO INBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA was incorporated with an indefinite duration, headquarters in Mexico City, Federal District, Foreigners Admission Clause, capital stock of five hundred million new pesos (currently, five hundred million pesos) and whose corporate purpose was set forth in such instrument.

II.

APPOINTMENT OF THE BOARD MEMBERS SERIES A. Instrument number one hundred and four thousand eight hundred and one dated August 29, 1995, certified by the aforementioned Notary Public and recorded in the Public Registry of Commerce of the Federal District on March 7, 1996 under commercial folio one hundred and seventy nine thousand nine hundred and thirty four, certified the notarization of the minutes of the Special Meeting of Series “A” Shareholders of the aforementioned companies held on April 20, 1995, which resolutions included the designation of the following persons as members on the Board of Directors of the Series “A”. I, the Notary Public, have copied said instrument as follows:

SHAREHOLDING BOARD MEMBERS

SUBSTITUTE BOARD MEMBERS

Carlos Slim Helú

Alejandro Aboumrad Gabriel

Adolfo Cerezo

Eduardo Alaman Dominguez

Antonio Cosío Ariño

Javier Foncerrada Izquierdo

Fernando Gerardo Chico Pardo

Humberto Gutierrez Olvera Zubizarreta

Jaime Chico Pardo

Carlos Hajj Aboumrad

José Kuri Harfush

José Heredia Breton

Additionally, said instrument designated Victor Aguilar Villalobos and Antonio Flores Fernández as the Shareholding Statutory Auditor and Substitute Statutory Auditor, respectively.

III.

APPOINTMENT OF THE BOARD MEMBERS SERIES B. Instrument number one hundred and four thousand eight hundred and two dated August 29, 1995, certified by the aforementioned Notary Public and recorded in the Public Registry of Commerce of the Federal District on March 7, 1996 under commercial folio one hundred and seventy nine thousand nine hundred and thirty four, certified the notarization of the minutes of the Special Meeting of Series “B” Shareholders of the aforementioned companies held on April 20, 1995, which resolutions included the designation of the following persons as members on the Board of Directors of the Series “B”. I, the Notary Public, have copied said instrument as follows:

SHAREHOLDING BOARD MEMBERS

SUBSTITUTE BOARD MEMBERS

Juan Antonio Pérez Simon

Moisés Cosío Ariño

Bernardo Quintana Issac

Luis Carlos Quijano Baz

Héctor Slim Seade

Gerardo Leal Garza

Marco Antonio Slim Domit

Felipe Silva Rodríguez

Eduardo Valdés Acra

Guillermo Simón Aboumrad

Additionally, said instrument designated Victor Aguilar Villalobos and Antonio Flores Fernández as the Shareholding Statutory Auditor and Substitute Statutory Auditor, respectively.

IV.

APPOINTMENT OF THE BOARD MEMBERS SERIES “A” and “B”. Instrument number one hundred and four thousand eight hundred and four dated August 29, 1995, certified by the aforementioned Notary Public and recorded in the Public Registry of Commerce of the Federal District on March 7, 1996 under commercial folio one hundred and seventy nine thousand nine hundred and thirty four, evidenced the notarization of the minutes of the General Ordinary Shareholders’ Meeting of the aforementioned company held on April 20, 1995, which resolutions included the designation of the following persons as members on the Board of Directors of the Series “A” and “B”. I, the Notary Public, have copied said instrument as follows:

BOARD MEMBERS SERIES “A”

SHAREHOLDING

SUBSTITUTES

Carlos Slim Helú

Alejandro Aboumrad Gabriel

Adolfo Cerezo

Eduardo Alaman Dominguez

Antonio Cosío Ariño

Javier Foncerrada Izquierdo

Fernando Gerardo Chico Pardo

Humberto Gutierrez Olvera Zubizarreta

Jaime Chico Pardo

Carlos Hajj Aboumrad

José Kuri Harfush

José Heredia Breton

BOARD MEMBERS SERIES “B”

SHAREHOLDING

SUBSTITUTES

Juan Antonio Pérez Simon

Moisés Cosío Ariño

Bernardo Quintana Issac

Luis Carlos Quijano Baz

Héctor Slim Seade

Gerardo Leal Garza

Marco Antonio Slim Domit

Felipe Silva Rodríguez

Eduardo Valdés Acra

Guillermo Simón Aboumrad

Additionally, said instrument designated Victor Aguilar Villalobos and Antonio Flores Fernández as the Shareholding Statutory Auditor and Substitute Statutory Auditor of the Series “A” and “B”, respectively.

V. APPOINTMENT OF THE FIDUCIARY REPRESENTATIVES. Instrument number thirty two thousand two hundred and fifty one dated October 14, 1996, certified by Mr. Maximino Garcia Cueto, Notary Public 14 of the Federal District, certified the partial notarization of the minutes of the Board of Directors meeting of the aforementioned company, which resolutions included designating Raul H. Zepeda Ruiz and Raul Reyes Juárez, as Fiduciary Representatives. I, the Notary Public, have copied said instrument as follows:

AGENDA

V.4 APPOINTMENT AND REVOCATION OF THE FIDUCIARY REPRESENTATIVES

V. MISCELLANEOUS

With respect to numeral V on the Agenda, the board members addressed the issues as follows:

V.4 APPOINTMENT AND REVOCATION OF THE FIDUCIARY REPRESENTATIVES

The board members unanimously adopted the following resolutions:

Seventh Resolution. Raul H. Zepeda Ruiz and Raul Reyes Juárez are designated as Fiduciary Representatives.

ARTICLES

THREE. Raul H. Zepeda Ruiz and Raul Reyes Juárez are designated as Fiduciary Representatives of BANCO INBURSA, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, who will be granted all of the general and special powers inherent to their office…”

DOCUMENTS MARKED WITH LETTER “F” OF THE APPENDIX OF THIS INSTRUMENT.

ALEJANDRO ESCOTO CANO evidences his legal capacity to act as the representative "GRUPO CARSO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, as follows:

I.

INCORPORATION. By instrument number twenty seven thousand six hundred and sixty six dated October 22, 1980, certified by Mr. Ignacio R. Morales Lechuga, Notary Public 116 of the Federal District and recorded in the Public Registry of Commerce of the Federal District under commercial folio thirty three thousand three hundred and twenty five, "GRUPO GALAS", SOCIEDAD ANONIMA was incorporated with headquarters in Mexico City, Federal District, a duration of ninety nine years, capital stock of one hundred thousand pesos. I, the Notary Public, have copied the relevant part of said instrument as follows:

TRANSITORY

TWO. The appearing parties of this instrument agree as follows:

2. Designate as attorneys-in-fact of the company, Mr. Carlos Slim Helú…who separately will be invested with following powers:

A.

General power for lawsuits and collections with all of the general and special authorities that according to the Law may require a power or special clause in terms of paragraph one of Article 2,554 of the Civil Code for the Federal District.

These powers include, but are not limited to the following:

I.

File or desist from any kind of legal actions, including the motion for judicial review

II.

Transact or settle out of court.

III.

Submit to arbitration.

IV.

Reply to and present queries.

V.

Challenge.

VI.

Receive payments.

VII.

File criminal charges and complaints and to desist thereof and grant the pardon when permitted by law.

A.

The attorneys-in-fact will exercise the powers set forth above before individuals and any administration or judicial authorities, whether federal or local and before the local or federal Boards of Conciliation and Arbitration and the Labor Authorities.

B.

General power for acts of ownership according to paragraph three of the aforementioned article of the Civil Code.

C.

General power to grant and subscribe all kinds of negotiable instruments as provided by Article 9 of the General Law of Negotiable Instruments and Credit Operations.

D.

Authority to grant general and special powers and to revoke these.”

I.

 TRANSFORMATION OF THE COMPANY. By instrument number forty seven thousand three hundred and nineteen dated July 19, 1981 certified by Mr. Salvador Godínez Viera, Notary Public 42 of the Federal District and recorded in the Public Registry of Commerce of Mexico City under commercial folio number thirty three thousand three hundred and twenty five, "GRUPO GALAS", SOCIEDAD ANONIMA (later "GRUPO INBURSA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, currently "GRUPO CARSO", SOCIEDAD ANONIMA) was transformed into a variable capital business corporation and set its minimum fixed capital as twenty five thousand pesos and a unlimited variable amount. As a result, Articles One, Six, Seven and Eight of its Bylaws were amended.

II.

CHANGE OF NAME. By instrument forty eight thousand nine hundred and forty two dated November 27, 1981 certified by the aforementioned Notary Public and recorded in the above-cited registry and folio, GRUPO GALAS", SOCIEDAD ANONIMA changed its name to "GRUPO INBURSA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE. Additionally, it increased its minimum capital to the amount of one hundred thousand pesos and, consequently, amended Article One and Six of its Bylaws.

III.

MERGER, CHANGE OF NAME AND TOTAL AMENDMENT OF BYLAWS. By instrument two hundred and forty one thousand dated May 28, 1990 certified by Mr. Tomas Lozano Molina, Notary Public 86 of the Federal District, acting as an associate of Mr. Francisco Lozano Noriega, Notary Public 10 of the Federal District and recorded in the above-cited registry and folio, the merger of "GRUPO INBURSA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, as the surviving company, and "CORPORACION INDUSTRIAL CARSO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE as the merged company was evidenced. The first company survived and increased its minimum capital stock not entitled to be withdrawn to the amount of sixty billion pesos, changed its name to "GRUPO CARSO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, amended the foreigner clause to adopt the exclusion of foreigner clause and completely amended its bylaws.

IV.

By instrument eighteen thousand one hundred and eighty three dated July 29, 1992 certified by Mr. Andrés Jimenez Cruz, Notary Public 178 of the Federal District, acting as an associate of Mr. Antonio Velarde Violante, Notary Public 164 of the Federal District and recorded in the registry of Mexico City under folio number thirty three thousand three hundred and twenty five on August 31, 1992. I, the Notary Public, have copied the relevant part of said instrument as follows:

“…General power granted by "GRUPO CARSO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, represented hereby by Mr. Carlos Slim Helú in favor of Mr. Alejandro Escoto Cano, …pursuant to the following:

ARTICLES

ONE. General power for lawsuits and collections with all of the general and special authorities that according to the Law may require a power or special clause in terms of paragraph one of Article 2,554 of the Civil Code for the Federal District and the related Civil Codes for the other states of Mexico.

These powers include, but are not limited to the following:

I.

File or desist from any kind of legal actions, including the motion for judicial review

II.

Transact or settle out of court.

III.

Submit to arbitration.

IV.

Reply to and present queries.

V.

Challenge.

VI.

Receive payments.

VII.

File criminal charges and complaints and to desist thereof and grant the pardon when permitted by law.

TWO. The attorneys-in-fact will exercise the powers set forth above before individuals and any administration or judicial authorities, whether federal or local and before the local or federal Boards of Conciliation and Arbitration, Labor Authorities as well as the Federal Consumer Protection Agency.

THREE. General power for acts of administration as provided by the second paragraph of the aforementioned Article 2,554 of the Civil Code and its related civil codes for the other states of Mexico.

FOUR. An extensive power with all of the general and special authorities of a general power for lawsuits and collections, acts of administration, including the authority to desist even from the motion for judicial review s provided by Article 2,554, first and second paragraphs, and Article 2,587 of the Civil Code valid for the Federal District and its related civil codes for the other states and additionally based on Article 11, 692, roman numeral two, 786 and 876 of the Federal Labor Law in order to act as the Legal Representative of this Company with all of the inherent authorities that may submit it to conciliation and reply to and present queries while also following all of the proceedings and stages of the labor motions that are filed against the company.

FIVE. To grant and subscribe negotiable instruments as provided by Article 9 of the General Law of Negotiable Instruments and Credit Operations.

SIX. Power to confer and revoke powers.

This power must be exercised according to the following rules:

a)

Mr. Alejandro Escoto Cano, individually, will be invested with the powers set forth in Articles One, Two, Three and Four.

b)

Mr. Alejandro Escoto Cano…to exercise the power to subscribe negotiable instruments and confer and revoke the powers that must be done jointly.

DOCUMENTS MARKED WITH LETTER “G” OF THE APPENDIX OF THIS INSTRUMENT.

ALEJANDRO ESCOTO CANO evidences his legal capacity to act as the representative "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, as follows:

I.

INCORPORATION. By instrument number one hundred and seven thousand one hundred and thirteen dated June 24, 1996 certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20 of the Federal District, registered in the Public Registry of the Commerce of Mexico City under commercial folio number two hundred and eight thousand three hundred sixty five on June 24, 1996, prior authorization granted by the Ministry of Foreign Affairs, "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, was incorporated by a merger. The headquarters of the company was established in Mexico City, Federal District with a duration of ninety nine years and a capital stock of one billion five hundred and seventy million five hundred and fifty seven thousand pesos. Its bylaws include a foreigners’ admission clause and the following corporate purpose:

a)

Acquire an interest or participation in other corporations or civil partnerships, take part in the incorporation or acquisition of shares or interests in companies that have already been incorporated as well as selling or transferring such shares or interests and executing any acts that may correspond as a corporation or as a holding company that owns the majority of shares in said other companies;

b)

Promote, organize and administer all kinds of corporations or civil partnerships;

c)

Provide corporations or civil partnerships with administrative, organization, tax, legal, advisory and technical consulting services in industrial, accounting, commercial, financial matters or in general, with respect to any type of business consulting services;

d)

Grant loans to corporations or civil partnerships in which it holds a majority interest or participation or in which it may exercise the authority to designate the majority of the administration boards;

e)

Subscribe negotiable instruments, accept these as well as endorsing, guaranteeing and encumbering them in any manner without this activity falling within the provisions of Article 4 of the Stock Market Law and shall be carried out as provided by Article 9 of the General Law of Negotiable Instruments and Credit Operations and endorsing or guaranteeing in any manner the compliance with the obligations undertaken by the companies in which it holds a majority interest or in which it may exercise the authority to designate the majority of the administration boards;

f)

Purchase, sell, sell as short, spot, future or installment sales any shares, debentures, petro bonds, commercial paper, bank acceptances, Mexican treasury bills (Cetes) and, in general, any negotiable instrument, give or receive in guarantee, give or receive negotiable instruments on loan, obtain or grant credits for the purchase and sale of negotiable instruments, obtain and grant credits for the purchase and sale of negotiable instruments. To become an agent, broker or representative of domestic and foreign companies;

g)

Purchase, sell, construct, build, administer, grant or take under lease, use and negotiate with land, houses, buildings and, in general, with all kinds of real-estate properties as well as acquiring property rights thereto, which are essential for its corporate purpose;

h)

Purchase, sell, lease, import, export, possess, give or take in pledge and negotiate under any title with machinery, equipment, construction materials and, in general, with all types of chattel;

i)

Urbanize, pave, build, construct, plan, design, decorate, install the drinkable water, sanitation, electricity and any other kind that is required for such real-estate properties;

j)

Provide engineering, architecture and technical services to all kinds businesses;

k)

Provide consulting services, complete all sorts of studies on urbanism and territorial planning and all matters related to urban development and human settlements;

l)

Actively or passively contract any type of service, execute the contracts, agreements as well as acquiring certificates, patents, industrial trademarks, commercial names, options and preferences, copyrights, industrial and artistic property rights or concessions of any authority;

m)

Acquire shares, participation, equity interest, obligations of any kind of businesses or companies, form part thereof and enter into limited partnerships without falling within the premises of Article 4 of the Stock Market Law;

n)

Accept or confer all kinds of trading commissions and mandates, acting on its own behalf or on behalf of the principal;

o)

In general, carry out and execute all kinds of actions, contracts and operations related, ancillary or incidental, which are necessary or convenient to achieve the foregoing objectives.

I, the Notary Public, have copied said instrument as follows:

“…CHAPTER FOUR. ADMINISTRATION. ARTICLE TWENTY.

The management and administration of all matters, assets and interests of the Company will be entrusted to a Board of Directors that is composed of at least five shareholding members and by the number of substitutes that the Meeting resolves to appoint. These members will be chosen for a one year term and will remain in office until their substitutes have been appointed and have taken office. Board members are not required to be shareholders. Any shareholder or group of shareholders representing at least 25% of the total number of shares will be entitled to designate a board member. This percentage will be 10% while the Company has its shares listed on the Mexican Stock Exchange. If any shareholders designate board members by exercising their right established in the previous paragraph, the other board members will be designated by votes without calculating the votes corresponding to the minority shareholders that made the aforementioned designation(s). The designation of any Shareholding Board Member or substitute made by the group of minority shareholders may only be revoked when the appointment of the other board members are also revoked unless the removal resulted from a justified cause as provided by the General Law of Mercantile Companies. The members of the Board of Administration will not incur in any personal liability with respect to anyone who is contracted on behalf of the Company and will only be responsible in terms of their office and as a result of the obligations established by the Law or these bylaws. ARTICLE TWENTY ONE. The members of the Board of Directors are not required to provide a guarantee to ensure compliance with the obligations that may be undertaken as a result of their office, except if the Shareholders’ Meeting that designated them expressly establishes this obligation. If applicable, the guarantee will not be returned to the board members until the corresponding accounts for the time they served in such capacity are duly approved by a General Shareholders’ Meeting..:.”

I.

GRANTING POWERS OF ATTORNEY. Instrument number one hundred and eleven thousand one hundred and fifteen dated November 30, 1998 certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20 of the Federal District, registered in the Public Registry of the Commerce of Mexico City under commercial folio number two hundred and eight thousand three hundred and sixty five on December 7, 1998, certified the notarization of the minutes of the Board of Directors meeting of "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE held on October 12, 1998, which resolutions included GRANTING SEVERAL POWERS. I, the Notary Public, have copied said instrument as follows:

AGENDA

“…

IV. Miscellaneaous. Granting of Powers. Resolutions were taken.

The Board unanimously approved of the statement by the Chairman and the Agenda proposed for this Meeting, which was addressed in the following manner:

ISSUE FOUR. Finally, the Chairman indicated that according to the provisions of Article Twenty Two and Twenty Four of the bylaws, the designation of a new Vicepresident of the Board of Administration as well as a new CEO of the Company was proposed to the Board.

After the board members took into account the proposal by the Chairman, once the relevant clarifications were made, the Board of Administration unanimously adopted the following:

RESOLUTIONS

“SEVEN. The following powers of the company are granted to Messrs. …and Alejandro Escoto Cano to be exercised individually with the following authorities, jointly or separately any of them except the powers to subscribe negotiable instruments and grant and revoke the powers contained in section a) and e) below, which may only be exercised jointly by two designated attorneys-in-law or another attorney-in-law with similar authorities:

a)

General power for lawsuits and collections with all of the general and special authorities that according to the Law may require a power or special clause is granted without limitation according to the provisions of paragraph one of Article 2,554 and 2587 of the Civil Code for the Federal District and its related Articles for all of the states of Mexico, thereby being authorized to desist including from motions for judicial review; file criminal charges and complaints and to desist thereof; assist the Public Prosecutor and grant pardons; settle; submit to arbitration; reply to and present queries; challenge judges, receiving payments, and execute all other actions that are expressly authorized by Law, including representing the company before any authority and criminal, civil, administrative and labor courts, whether federal or local, especially before the Boards of Conciliation and Arbitration, being expressly authorized to intervene in any proceedings corresponding to labor claims or related to the motion for judicial review, to settle, reply to and present queries and execute all kinds of actions on behalf of the company, as well as legally represent them in view of the position they hold and the duties carried out;

b)

General power to administrate goods according to the provisions of paragraph three of Article 2,554 of the Civil Code for the Federal District and related articles of all the states of Mexico;

c)

General power to grant and subscribe all kinds of negotiable instruments as provided by Article 9 of the General Law of Negotiable Instruments and Credit Operations;

d)

General power to represent the company and carry out any acts of administration and lawsuits and collections in any kinds of conflicts and labor matters according to the provisions of Articles 11, 692 section 2), 686, 876 and related articles of the Federal Labor Law and as provided by the first two paragraphs of Article 2,554 of the Civil Code for the Federal District and its related Articles of the civil codes for all of the states of Mexico with special authorities that according to the law require the special clause established by Articles (sic) 2,587 of the aforementioned Code and its related Articles of the aforementioned civil codes; excluded from this power are the authorities to assign goods; but, expressly including but not limited to those mentioned hereinafter such as desisting, settling, submitting to arbitration, replying and presenting queries, challenging, accepting assignment of goods, receiving payments, granting receipts and cancelations, filing motions for judicial review and desisting from it, filing charges, accusations and complaints and, in general, exercising the authorities granted and all types of actions before any party including individuals and companies and before all kinds of authorities both judicial as well as administrative authorities, whether federal or local, and especially before the Boards of Conciliation and Arbitration. In particular, the attorneys-in-fact may appear before any labor authorities in order to carry out any the necessary proceeding and filing to resolve the labor conflicts between the principal and those appearing as the representatives thereof according to Article 11 of the Federal Labor Law, which has been inserted below:

“The directors, administrators, managers and other persons who exercise authority or administration of the company or establishment will be considered representative of the employer and, as such, are obligated according to their relationship with the employees.”

In exercising this power, attorneys-in-fact may participate by representing the principal during the conciliatory stage when summoned by the Boards of Conciliation and Arbitration with all of the decision-making authorities and to execute the agreements necessary to resolve labor conflicts during the conciliation stage. Additionally, the latter may appear at any other stage during the labor proceedings; and

e)

General power to grant any kind of general or special powers and revoke the powers that have been granted; however, the principals will also keep the general power of attorney.”

ARTICLES

FIVE. “CARSO GLOBAL TELECOM, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, hereby confers the following powers:

3. To Messrs.… and Alejandro Escoto Cano to be exercised to be exercised individually with the following authorities, jointly or separately any of them except the powers to subscribe negotiable instruments and grant and revoke the powers contained in section c) and e) below, which may only be exercised jointly by two designated attorneys-in-law or another attorney-in-law with similar authorities:

a)

General power for lawsuits and collections with all of the general and special authorities that according to the Law may require a power or special clause is granted without limitation according to the provisions of paragraph one of Article 2,554 and 2587 of the Civil Code for the Federal District and its related Articles for all of the states of Mexico, thereby being authorized to desist including from motions for judicial review; file criminal charges and complaints and to desist thereof; assist the Public Prosecutor and grant pardons; settle; submit to arbitration; reply to and present queries; challenge judges, receiving payments, and execute all other actions that are expressly authorized by Law, including representing the company before any authority and criminal, civil, administrative and labor courts, whether federal or local, especially before the Boards of Conciliation and Arbitration, being expressly authorized to intervene in any proceedings corresponding to labor claims or related to the motion for judicial review, to settle, reply to and present queries and execute all kinds of actions on behalf of the company, as well as legally represent them in view of the position they hold and the duties carried out;

b)

General power to administrate goods according to the provisions of paragraph three of Article 2,554 of the Civil Code for the Federal District and related articles of all the states of Mexico;

c)

General power to grant and subscribe all kinds of negotiable instruments as provided by Article 9 of the General Law of Negotiable Instruments and Credit Operations;

d)

General power to represent the company and carry out any acts of administration and lawsuits and collections in any kinds of conflicts and labor matters according to the provisions of Articles 11, 692 section 2), 686, 876 and related articles of the Federal Labor Law and as provided by the first two paragraphs of Article 2,554 of the Civil Code for the Federal District and its related Articles of the civil codes for all of the states of Mexico with special authorities that according to the law require the special clause established by Articles (sic) 2,587 of the aforementioned Code and its related Articles of the aforementioned civil codes; excluded from this power are the authorities to assign goods; but, expressly including but not limited to those mentioned hereinafter such as desisting, settling, submitting to arbitration, replying and presenting queries, challenging, accepting assignment of goods, receiving payments, granting receipts and cancelations, filing motions for judicial review and desisting from it, filing charges, accusations and complaints and, in general, exercising the authorities granted and all types of actions before any party including individuals and companies and before all kinds of authorities both judicial as well as administrative authorities, whether federal or local, and especially before the Boards of Conciliation and Arbitration. In particular, the attorneys-in-fact may appear before any labor authorities in order to carry out any the necessary proceeding and filing to resolve the labor conflicts between the principal and those appearing as the representatives thereof according to Article 11 of the Federal Labor Law, which has been inserted below:

“The directors, administrators, managers and other persons who exercise authority or administration of the company or establishment will be considered representative of the employer and, as such, are obligated according to their relationship with the employees.”

In exercising this power, attorneys-in-fact may participate by representing the principal during the conciliatory stage when summoned by the Boards of Conciliation and Arbitration with all of the decision-making authorities and to execute the agreements necessary to resolve labor conflicts during the conciliation stage. Additionally, the latter may appear at any other stage during the labor proceedings; and

e)

General power to grant any kind of general or special powers and revoke the powers that have been granted; however, the principals will also keep the general power of attorney.”

DOCUMENTS MARKED WITH LETTER “H” OF THE APPENDIX OF THIS INSTRUMENT.

EDUARDO AZCOITIA MORAILA evidences his legal capacity to act as the representative "BANCO INTERNACIONAL" SOCIEDAD ANONIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BITAL, as follows:

1.

Instrument number twenty six thousand five hundred and seventy eight dated March 31, 1995, certified by Mr. Francisco Lozano Noriega, Notary Public 87 of the Federal District and recorded in the Public Registry of Commerce of the Federal District under commercial folio sixty four thousand fifty three evidenced the notarization of the Minutes of the meeting of the Board of Directors of BANCO INTERNACIONAL" SOCIEDAD ANONIMA whose resolutions included the appointment of EDUARDO AZCOITIA MORAILA as the Fiduciary Representative, among other individuals.

I, the Notary Public, have copied the relevant part of said instrument as follows:

“…I hereby certify: 1. THE APPOINTMENT OF THE FIDUCIARY REPRESENTATIVES OF “BANCO INTERNACIONAL”, SOCIEDAD ANÓNIMA, ...resulting from the notarization that was executed … of the instrument signed by the board members of such Company on February 23, 1995, in the minutes ledger of the board of directors number two that states:

“THIRTY TWO. MEETINGS OF THE BOARD OF DIRECTORS

The Chairman called the meeting to order since sufficient quorum was present and submitted the following Agenda to the consideration of those present.

AGENDA

Eight. Proposal and acceptance, if applicable, for the appointment of Fiduciary Representatives …

With respect to the eighth issue on the agenda, Mr. Jaime Ruiz Sacristan informed that in terms of the communication addressed to this Board by the …Fiduciary Representative of the Institution whereby the appointment as Fiduciary Representative of Mr. Eduardo Azcoitia Moraila is requested … and if this were accepted it would be necessary to grant powers to such persons…

RESOLUTION. After a brief discussion, the parties agreed to designate Mr. Eduardo Azcoitia Moraila and … as Fiduciary Representatives. To perform their duties, the latter will be authorized as follows … may act jointly or separately, except for acts of ownership that must be exercised jointly by any two of them.

AUTHORITIES

GENERAL AUTHORITIES. The authorities for these executives are established by the General Law of Negotiable Instruments and Credit Operations, especially as provided by Article 356 as well as any attributes that may be necessary to carry out the trusts, power of representation and agencies that are established by sections 16 to 22 of the aforementioned article and to execute and manage operations that are analogous or related thereto. Therefore:

SPECIFIC AUTHORITIES: include without limitation, the following authorization for the Fiduciary Representative:

I.

Lawsuits and collections. This authority includes the power to represent its principal before any administrative, judicial or any other authority, whether municipal, state or federal, as well as before any arbitrators with a general power for lawsuits and collections that confers the most extensive general powers as provided by the first paragraph of Article 2,554 of the Civil Code for the Federal District and the special powers that require being mentioned expressly according to section 3, 4, 6, 7 and 8 of Article 2,587 of the aforementioned legal code; therefore, the specific authorities include:

A.

File motion for judicial review and desist therefrom;

B.

Submit and ratify criminal charges or complaints, satisfy the requirements of the latter and desist therefrom;

C.

Assist the federal or local Public Prosecutor;

D.

Grant pardon in the criminal proceedings;

E.

Desist from any proceeding or lawsuit for any reason; and from the motion only when the claims have been satisfied; and

F.

Reply to and present queries in any type of trial, including labor.

I.

Labor actions. Pursuant to Articles 11, 787 and 876 of the Federal Labor Law, appear before any labor authority, whether administrative or judicial, local or federal; act according to the corresponding procedural or auxiliary proceedings from the conciliation stage until the labor enforcement; and execute all kinds of agreement if deemed relevant to the interests of the principal or to the equity owned by the latter or administrated thereby.

II.

Acts of administration. Administrate according to the general powers that are included in the preface of this instrument and as provided by Article 2,587, second paragraph, of the aforementioned Civil Code, the goods and business established in the aforementioned preface.

III.

Negotiable instruments. Issue, subscribe, grant, accept, guarantee or endorse negotiable instruments according to Article 9 of the General Law of Negotiable Instruments and Credit Operations.

IV.

Acts of ownership. Execute acts of ownership and use with respect to goods, businesses, property and personal rights circumscribed to the trust business administrated by the bank according to the general powers of ownership provided by Article 2,554 of the aforementioned Civil Code and with the special powers established by Article 2,587, subsections I, II and V of the aforementioned legal code, including without limitation:

A.

Settle in or out of court;

B.

Desist, for any reason, from the motion filed in trial;

C.

Onerously assign litigious rights related to the trust property or to the business in which it must intervene;

D.

Assign priority rights derived from the creation of guarantees in favor of the Institution or of the beneficiaries, trustees, principals or settlers in the trusts created or in the business executed with respect to those granted in benefit of third parties;

E.

Accept property liens in favor of third parties with a preference for those established in favor of the above-cited persons.

F.

Totally or partially waive any guarantee provided in favor of the persons indicated in section D;

G.

Approve of the cancelation of the mortgages, liens or other encumbrances;

H.

Request approval of the institution to sell goods or securities given under trust or encumbered to the business in which it must intervene;

I.

Grant powers. In compliance with the applicable legal provisions, grant general or special powers that are deemed advisable to the executives of the institution or to any other persons and substitute, without a reduction to its own, the general and special powers conferred in the preface and in the sections I to V of this instrument.

II.

(sic) Mandates. By general or specific instructions, third parties are entrusted to carry out secondary or auxiliary trust activities, which are mere formalities or proceedings that do not imply taking discretionary authority or decision-making resolutions, including the execution of trusts, powers, agencies, administration or similar agreements, whether printed general formats or adjusted to formats and conditions previously authorized by any Fiduciary Representative; provided that the documents executed by such authorized persons will obligate the trustee because said instructions will exclusively govern the internal relations of the first with the second; therefore, if the corresponding persons act in absence or in contravention of the aforementioned instructions they will be responsible before the institution without affecting the interests of the third parties.

III.

Revocations or modifications. Modify or revoke the substitutions or instructions and the mandates made or conferred thereby or by another person or agency of the institution.

References of this instrument to the provisions of the Civil Code for the Federal District include the provisions of the related civil codes of the states in which such instructions are executed.

Since all of the issues were addressed, the meeting was adjourned…”

Pursuant to the foregoing, the appearing party hereby grants the following:

ARTICLES

ONE. The minutes transcribed above are hereby notarized.

TWO. Messrs. Eduardo Azcoitia Moraila, who presently acts as the Assistant Director of Trusts, is hereby appointed as the Delegate of “BANCO INTERNACIONAL”, SOCIEDAD ANÓNIMA;

THREE. “BANCO INTERNACIONAL”, SOCIEDAD ANÓNIMA…hereby confers a power of attorney in favor of Messrs. Eduardo Azcoitia Moraila, who presently acts as the Assistant Director of Trusts…”

DOCUMENTS MARKED WITH LETTER “I” OF THE APPENDIX OF THIS INSTRUMENT.

PEDRO HURTADO ACOSTA evidences his legal capacity to act as the representative "BBVA BANCOMER SERVICIOS " SOCIEDAD ANONIMA, INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, as follows:

1.

Instrument number twenty six thousand five hundred and seventy eight dated March 31, 1995, certified by Mr. Francisco Lozano Noriega, Notary Public 87 of the Federal District and recorded in the Public Registry of Commerce of the Federal District under commercial folio sixty four thousand fifty three evidenced the notarization of the Minutes of the meeting of the Board of Directors of BANCO INTERNACIONAL" SOCIEDAD ANONIMA whose resolutions included the appointment of EDUARDO AZCOITIA MORAILA as the Fiduciary Representative, among other individuals.

A.

APPOINTMENT. Instrument number sixty six thousand eight hundred twenty two dated November 29, 2000, certified by Mr. Carlos de Pablo Serna, Public Notary 137 of the Federal District and recorded in the Public Registry of Property of this City on January 16, 2001 under commercial folio number sixty three thousand three hundred, evidenced the notarization of the minutes of the Meeting of the Board of Directors of “BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER held on September 6, 2000 whose resolutions included the appointment of Fiduciary Representatives of the aforementioned company. I, the Notary Public, have copied said instrument as follows:

ARTICLES

APPOINTMENT. The following appointments are hereby formalized Messrs. Jorge Arturo Flores Salinas, Victor Manuel Borras Setien, Miguel García y García, Pedro Hurtado Acosta, Francisco Jiménez Rodríguez, Fausto Vega Jaramillo, Pablo Mendoza Martell, Samuel Kelly Gavilanes, José Francisco Fuentes Bernal, Sergio Aurelio Torres Rodríguez, Alejandro Marín Leal, Ricardo Huerta Hoyos and Gerardo Peña Flores as Fiduciary Representatives of “BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER, pursuant to the terms and the powers established by the meeting of the board of directors inserted herein below…

“…AGENDA… IV. Miscellaneous. The Board unanimously approved of the statement by the Chairman included on the Agenda, which was addressed as follows: …ISSUE FOUR. In addressing the fourth and last issue on the Agenda… The Secretary proposed to the attendees to designate several persons as the Fiduciary Representatives of the Company; and, consequently, confer to such persons the authorities and powers to carry out such undertakings…RESOLUTIONS. “TWENTY SEVEN: The following persons are hereby appointed as Fiduciary Representatives of BANCO BILBAO VIZCAYA-MÉXICO, S.A., with all of the authorities detailed below with respect to the property under trust executed by the Institution or by the trust services that the latter provides: Jorge Arturo Flores Salinas, Victor Manuel Borras Setien, Miguel García y García, Pedro Hurtado Acosta, Francisco Jiménez Rodríguez and Fausto Vega Jaramillo, jointly or separately, as Fiduciary Representatives who will be invested as provided by Article 2,554 of the Civil Code for the Federal District and its related articles of the civil codes of the states of Mexico and the Federal Civil Code, the power for lawsuits and collections; acts of administration and ownership, as well as the power to subscribe and grant negotiable instruments according to the provisions of Article 9 of the General Law of Negotiable Instruments and Credit Operations, including the power to endorse negotiable instruments. The attorneys-in-fact will have the special authorities that require being mentioned expressly according to section I to VIII of Article 2,587 of the Civil Code for the Federal District and its related articles of the civil codes of the states of Mexico and the Federal Civil Code; as well as power to file and desist from the motion for judicial review, file criminal charges and complaints and desist therefrom according to the law as well as to represent the institution before any kinds of local or federal labor authorities.

Messrs. Jorge Arturo Flores Salinas, Victor Manuel Borras Setien, Miguel García y García, Pedro Hurtado Acosta, Francisco Jiménez Rodríguez and Fausto Vega Jaramillo, indistinctly, may substitute, grant or delegate all or part of the powers and authorities conferred upon them in favor of third parties, whether generally or specifically, as well as revoke such powers and authorizations; provided that the following persons appear at the execution of this action: Luis Robles Miaja, José Fernando Pío Díza Castañares, Pablo Mendoza Martell o Samuel Kelly Gavilanes…”

I.

Change of name. Instrument number sixty six thousand seven hundred twenty three dated November 16, 2000, certified by the aforementioned Public Notary and recorded in the Public Registry of Commerce of the Federal District under commercial folio number sixty three thousand three hundred on December 14, 2000; “BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER changed its name to “BBVA BANCOMER SERVICIOS” SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER.

FIRST OFFICIAL TRANSCRIPTION, WHICH IS ISSUED FOR “BANCO INBURSA”, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBVURSA, DIVISIÓN FIDUCIARIA

CONSISTING OF THIRTY-THREE PAGES THAT HAVE BEEN REVIEWED AND CORRECTED.

MEXICO CITY, FEDERAL DISTRICT, ON JUNE 4, 2001. I HEREBY CERTIFY.

MElD/PMDG/gss**

SEC. 2

GFI*131516

[Signed]

[Signed]

[NOTARY SEAL]

PUBLIC NOTARY 129
CYBERNOTARIO®

Thursday, January 18, 2001

OFFICIAL GAZETTE OF THE FEDERATION

(First Section) 103

CARSO GLOBAL TELECOM, S.A. DE C.V.

NOTICE TO THE HOLDERS OF THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES

FIRST AND SECOND CALL

The holders of the Common Nonredeemable Participation Certificates issued by Banco Inbursa, S.A. Institución de Banca Múltiple, Grupo Financiero Inbursa, known as Carso Global Telecom CPO’s series A-1 “First Issuance” are called to the General Holders Meeting to be held at the building located Avenida Universidad 1200, Colonia Xoco, Mexico City, Federal District on January 30, 2001. The meeting will be held by first call at 11:00 AM and for lack of quorum the meeting will be held by the second call at 11:15 AM, according to the following:

AGENDA

I.

Proposal to amend the first article of the Indenture Agreement. Resolutions were taken;

II.

Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance;

III.

Designation of special delegate to carry out the necessary actions to notarize the resolutions of the Meeting.

In order to assist to the Meeting, the holders must obtain their corresponding admission cards at the building located at Insurgentes Sur 3500, colonia Peña Pobre, Delegación Tlalpan in Mexico City, Federal District (telephone 53-25-05-05 extensions 0338, 0472, 0309) from 9:00 AM to 2:00 PM, no later than one day prior to date scheduled for the Meeting; therefore, they must evidence their capacity with the certificates issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, attached, if applicable, with the lists referred to by Article 78 of the Stock Market Law. The shareholders may be represented by attorneys-in-fact who evidence their representation by a proxy signed before two witnesses.

Mexico City, Federal District, January 17, 2001

Joint Representative of the Holders

Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer

Mr. Pedro Hurtado Acosta, Esq.

(R.-138016)

PUBLIC NOTARY 129
CYBERNOTARIO®

Thursday, January 18, 2001

EXCELSIOR

5F

CARSO GLOBAL TELECOM, S.A. DE C.V.

NOTICE TO THE HOLDERS OF THE COMMON NONREDEEMABLE

PARTICIPATION CERTIFICATES

FIRST AND SECOND CALL

The holders of the Common Nonredeemable Participation Certificates issued by Banco Inbursa, S.A. Institución de Banca Múltiple, Grupo Financiero Inbursa, known as Carso Global Telecom CPO’s series A-1 “First Issuance” are called to the General Holders Meeting to be held at the building located Avenida Universidad 1200, Colonia Xoco, Mexico City, Federal District on January 30, 2001. The meeting will be held by first call at 11:00 AM and for lack of quorum the meeting will be held by the second call at 11:15 AM, according to the following:

AGENDA

I.

Proposal to amend the first article of the Indenture Agreement. Resolutions were taken;

II.

Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance;

III.

Designation of special delegate to carry out the necessary actions to notarize the resolutions of the Meeting.

In order to assist to the Meeting, the holders must obtain their corresponding admission cards at the building located at Insurgentes Sur 3500, colonia Peña Pobre, Delegación Tlalpan in Mexico City, Federal District (telephone 53-25-05-05 extensions 0338, 0472, 0309) from 9:00 AM to 2:00 PM, no later than one day prior to date scheduled for the Meeting; therefore, they must evidence their capacity with the certificates issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, attached, if applicable, with the lists referred to by Article 78 of the Stock Market Law. The shareholders may be represented by attorneys-in-fact who evidence their representation by a proxy signed before two witnesses.

Mexico City, Federal District, January 17, 2001

Joint Representative of the Holders

Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer

Mr. Pedro Hurtado Acosta, Esq.

PUBLIC NOTARY 129
CYBERNOTARIO®

MINUTES FO THE MEETING OF THE HOLDERS OF THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES, CARSO GLOBAL TELECOM CPO’S SERIES A-1 “FIRST ISSUANCE”

In Mexico City, Federal District, at the headquarters of Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer, División Fiduciaria, at 11:00 AM on January 30, 2001, in compliance with the call published simultaneously on January 18, 2001 in the Official Gazette of the Federation and in the newspaper “El Excelsior”, at the building located at Avenida Universidad 1200, Colonia Xoco, Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer, acting as the Joint Representative of the Holders of Common Nonredeemable Participation Certificates, Carso Global Telecom series A-1, represented by its Fiduciary Representative, Mr. Pedro Hurtado Acosta; Carso Global Telecom, S.A. de C.V. represented by Ms. Diana América López Mata and Banco Inbursa, S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa represented by Ms. Dianna Dillon Beauregard and Ms. Denise Valdivieso Meza, in order to hold a Meeting of the Holders of Common Nonredeemable Participation Certificates, CARSO GLOBAL TELECOM CPO’S SERIES A-1, “FIRST ISSUANCE” (hereinafter “CPO’s”).

According to the provisions of Article 221 of the General Law of Negotiable Instruments and Credit Operations, Mr. Pedro Hurtado Acosta designated Mr. Arturo Cortes Cruz and Ms. Diana América López Mata as Statutory Auditors in order to verify the quorum to call the meeting to order. The latter informed the Meeting that 132'356,222 CPO’s; in other words, 37.96% that were currently outstanding were present according to the certificate issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, dated January 22, 2001.

In light of the results obtained by the Statutory Auditors, the Chairman informed the attendees that for lack of quorum at the first call, as provided by the first paragraph of Article 220 of the General Law of Negotiable Instruments and Credit Operations, the Meeting will not be held by the first and they are thanked for their assistance. These minutes were signed by the Chairman and the statutory auditors at the bottom.

Joint Representative of the Holders

Bancomer, S.A. Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer

[Signed]

Mr. Pedro Hurtado Acosta

Statutory Auditor

Statutory Auditor

[Signed]

[Signed]

Mr. Arturo Cortes Cruz

Ms. Diana América López Mata

PUBLIC NOTARY 129
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ATTENDANCE LIST OF THE HOLDERS OR REPRESENTATIVES OF THE HOLDERS WITH FULL VOTING RIGHTS WHO ATTENDED THE GENERAL ORDINARY HOLDERS’ MEETING HELD ON JANUARY 30, 2001 AT 11:00 AM CORRESPONDING TO THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES, CALLED “CARSO GLOBAL TELECOM, CPO’S “SERIES A-1” FIRST ISSUANCE” ISSUED BY BANCO INBURSA, S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA.

ATTENDEES	CPO’S AND VOTES	SIGNATURE
01. BANCO NACIONAL DE MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANAMEX-ACCIVAL acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Stephaan Peeters and/or Claudia Medina and/or Omar Saavedra.	24,427,624	[Signed]
02. VALORES MEXICANOS, CASA DE BOLSA, S.A. DE C.V. acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Hector Romero Tovar.	21,000
03. ACCIONES Y VALORES DE MEXICO, S.A. DE C.V., CASA DE BOLSA, GRUPO FINANCIERO BANAMEX-ACCIVAL acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Stephaan Peeters and/or Claudia Medina and/or Omar Saavedra.	208	[Signed]
04. INVERSORA BURSÁTIL, S.A. DE C.V., CASA DE BOLSA, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	171,710	[Signed] [Signed]
05. BANCO INBURSA, S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	107,756,680	[Signed] [Signed]
TOTAL COMMON PARTICIPATION CERTIFICATES WITH FULL VOTING RIGHTS	132,356,222
PERCENTAGE OF THE TOTAL 348,632,620 OUTSTANDING CPO’S WITH VOTING RIGHTS	37.96%

Mexico City, Federal District, January 30, 2001

Statutory Auditors

[Signed]

[Signed]

Mr. Arturo Cortes Cruz

Ms. Diana América López Mata

PUBLIC NOTARY 129
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MINUTES OF THE MEETING OF THE HOLDERS OF COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES CALLED CARSO GLOBAL TELECOM, CPO'S SERIES "A-1, FIRST ISSUANCE".

In Mexico City, Federal District, at the headquarters of Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer, División Fiduciaria, at 11:15 AM on January 30, 2001 and prior call published on January 18, 2001 in the Official Gazette of the Federation and in the newspaper “El Excelsior”, the Holders of Common Nonredeemable Participation Certificates met at the building located at Avenida Universidad 1200, Colonia Xoco in order to hold the second call to Meeting of Holders of Common Nonredeemable Participation Certificates, CARSO GLOBAL TELECOM CPO’S SERIES A-1, “FIRST ISSUANCE” (hereinafter “CPO’s”), the persons whose names, powers and votes appear on the attendance list that was duly signed and attached with the documentation evidencing the corresponding legal capacity is added to the file of these minutes and forms an essential part hereof. Ms. Diana America Lopez Mata appeared as the representative of Carso Global Telecom, S.A. de C.V.

The Meeting was chaired by the Joint Representative of the Holders, Bancomer S.A. Institution de Banca Multiple, Grupo Financiero Bancomer, Direccion Fiduciaria, through its Fiduciary Representative, Mr. Pedro Hurtado Acosta and Ms. Dianna Dillon Beauregard acted as the secretary.

The Chairman designated Mr. Arturo Cortes Cruz and Ms. Diana America Lopez Mata as the statutory auditors, who after accepting their appointment and in performing their duties, informed the Meeting that 132'356,222 CPO’s were represented; in other words, 37.96% of the 348,632,620 CPO'S that are currently outstanding were present according to the certificate issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, dated January 22, 2001. Therefore, according to the provisions of Articles 220 and 228s of the General Law of Negotiable Instruments, the Chairman called the Meeting to order.

At the request of the Chairman, the Secretary read the Agenda to be addressed by the Meeting.

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AGENDA

I.

Proposal to amend the first article of the Indenture Agreement. Resolutions were taken;

II.

Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance. Resolutions were taken;

III.

Designation of special delegates to carry out the necessary actions to notarize the resolutions of the Meeting.

Thereafter, the issues on the Agenda were addressed as follows:

I. Proposal to amend the first article of the Indenture Agreement.

In addressing the first issue on the Agenda, the representative of the Issuer reminded the attendees that at the General Extraordinary Shareholders’ Meeting of CARSO GLOBAL TELECOM, S.A. DE C.V. held on February 28, 2000, it was agreed to split the outstanding shares without implying an increase to the capital stock and providing each holder in exchange for each share owned, four new shares series A-1 without par value.

In order for the holders of the CPO’s to exercise their corresponding corporate rights resulting from the split, the Fiduciary cancelled 185,000,000 CPO’s that had been issued and issued 740,000,000 CPO’s that served as a basis to provide the holders of the CPO’s, the CPO’s that corresponded at the moment of the exchange by virtue of the aforementioned split and consequently, the par value of each CPO was set at $0.96405 without varying the total par value of the issuance of the CPO’s.

The representative also stated that since the number of CPO’s increased and their unitary par value was modified, Article One of the Indenture Agreement had to be amended to include the variations made and additionally proposed that such article include other modifications as well. Thereafter, the text proposed for such article was read for its approval.

Taking into consideration the aforementioned proposal, the Meeting unanimously adopted the following resolutions:

FIRST RESOLUTION. It is unanimously resolved to amend the first article of the Indenture Agreement so that as of this date it shall read as follows:

FIRST. ISSUANCE. Pursuant to Article 4, numeral 3 of the Trust mentioned herein, “INBURSA” unilaterally decided to issue 740,000,000 (seven hundred million) common nonredeemable participation certificates called “Carso Global Telecom CPO’s series A-1, First Issuance” with a par value of 0.96405 (zero pesos 96405/100) per certificate and with a total par value of “$713,397,000.00 (seven hundred and thirteen million three hundred and ninety seven thousand pesos 00/100) exclusively for the purposes provided by Article 228, section I and 228 m section V of the General Law of Negotiable Instruments and Credit Operations.

The joint fund for this issuance includes:

a)

Shares series “A-1” of the issuing company "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, currently placed in trust;

b)

The remainder of the shares series “A-1” of said issuer until the limit of 740,000,000 (seven hundred million) that are currently outstanding or that represent up to 49% (forty nine percent) of the capital stock of the issuer taking into account the variations to the capital stock of the issuer and as these are incorporated subsequently to the trust property and to the joint fund of this issuance;

c)

Shares that the Fiduciary subscribes in proportion to the number of shares series “A-1” of "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE that are held as a result of the increase of capital due to new contributions ordered by the shareholders’ meeting; provided that the necessary funds are received on time from the holders of the participation certificates;

d)

Dividends in shares that generate the certificates, included in the joint fund, taking into account the provisions of this article;

INBURSA may increase the numbers of “CPOs” corresponding to the issuance in order to recognize the returns or yields generated by the “CPOs” as provided by Article 228, section a) of the General Law of Negotiable Instruments and Credit Operations when such returns or yields are the result of an increase of the shares of the issuer "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE in the property of the trust base of the issuance and that such increase, in turn, is generated under the following premises:

A)

Increase of the capital stock of "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE as a result of the capitalization of the dividends or payments thereof with treasury shares of the Company;

B)

Increase of the capital stock of "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE that is subscribed and paid by INBURSA as per the instructions of the Holders of the “CPOs” and in exercise of the preferential right established by Article 132 of the General Law of Mercantile Companies.

In such cases, INBURSA shall conform to the following procedure:

One. Nacional Financiera, Sociedad Nacional de Crédito will issue a report about the new shares that may be incorporated to the joint fund of the issuance.

Two. INBURSA, based on such report, will request authorization from the National Banking and Securities Commission, to increase the number of “CPOs” corresponding to the issuance.

Three. INBURSA, with the appearance of the National Banking and Securities Commission and the Joint Representative of the Holders of the “CPOs”, unilaterally decided before a public notary to amend the Indenture Agreement exclusively in terms of Article One, in order to evidence the new number of CPOs that will be issued; taking into consideration the increase produced as a result of any of the two premises set forth above without it being necessary to hold a General Holders Meeting.

FOUR. INBURSA will substitute the only certificate referred to in Article Five of the Indenture Agreement for a new certificate that includes the new number of “CPOs” issued. The aforementioned certificate will be cancelled and a new certificate will be deposited in “S.D. Indeval”, Sociedad Anónima de Capital Variable according to this clause.

FIVE. The “CPOs” issued will invariably represent one share issued by "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, subject to the terms and conditions established by Article One of the Indenture Agreement.

SIX. The Joint Representative of the Holders of the “CPOs” will publish the Update Notice for the new number of “CPOs” that will be issued.

In the case of an increase to the number of shares issued by "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE as a result of any restructuring or subdivisions, INBURSA will proceed to exchange the only certificate that was previously deposited with “S.D. Indeval”, Sociedad Anónima de Capital Variable for a new certificate containing the number of “CPOs” that may correspond in terms of the restructuring or subdivisions of the shares. In order to register the new number of “CPOs” the same arithmetic calculation will be used as agreed with respect to the shares issued by "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE and INBURSA must notify the National Banking and Securities Commission without it being necessary to amend the Indenture Agreement or obtain a report from Nacional Financiera, Sociedad Nacional de Crédito.

The foregoing is applicable notwithstanding the obligation of "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE to request from the National Banking and Securities Commission an update and registration of the shares in the National Registry of Securities and Brokers that may correspond in each case.”

According to the provisions of Article 228-k (two hundred and twenty eight k) of the General Law of Negotiable Instruments and Credit Operations, “INBURSA” is not obligated to pay the holders the par value of the certificates that are issued.

For placement and circulation of certificates of participation issued hereunder, the following procedure must be complied with:

A)

For each share placed in the Trust referred to in statement two of this instrument, “INBURSA” must issue an common nonredeemable participation certificate corresponding to the issuing company up to the amount established in the first paragraph of this clause.

B)

“INBURSA” may never issue more certificates than the amount of shares of the issuing company that are placed in the aforementioned trust and that have become part of the joint fund for this issuance.

SECOND RESOLUTION. The other clauses of the Indenture Agreement of the Common Nonredeemable Participation Certificates of "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE CPOs, series A-1 of the FIRST ISSUANCE” were not amended in any manner and remain valid according to the present terms.

II. Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance. Resolutions were taken.

In addressing the second issue on the Agenda, the Chairman, the Fiduciary and the representative of Carso Global Telecom, S.A. de C.V. submitted a proposal for the consideration of the meeting in terms of adding a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement. The reasons for these amendments were given and the proposed text was read.

The representative of Carso Global Telecom, S.A. de C.V. stated that he immediately and fully agreed and, if approved by the Meeting, the Trust Agreement would be amended according to the terms suggested by the Chairman.

After deliberating on the matter, the Meeting unanimously adopted the following resolutions:

THIRD RESOLUTION. It is hereby unanimously approved to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance, which will be written as follows:

“FOUR. PURPOSES OF THE TRUST. The purposes of this agreement include:

1.

to 11.

12. In regard to the dividends, the Fiduciary will establish in the Indenture Agreement of each issuance carried out, the terms according to which the holders of the “CPOs” may exercise their rights. In any case, dividends in shares will increase the trust property and the Fiduciary will deliver the “CPOs” to the holders of the corresponding issuance in the same proportion whereas the dividends in cash will be distributed in direct proportion between the Trustors who are holders of “CPOs” of the issuer that ordered the dividend.

In terms of dividends in shares, the Fiduciary will issue the number of “CPOs” that may be necessary to cover such dividend, according to the provisions of the Indenture Agreement.”

“12. Bis. With respect to the share divisions (“splits”) or grouping of shares ("reverse split" or "split inverso"), conversion of series or any other share restructuring, the Fiduciary will issue the “CPOs” that may be necessary to recognize the share restructures that are decreed by the ISSUERS according to the provisions of the Indenture Agreement.

“ELEVEN. TECHNICAL COMMITTEE. According to Article 80 of the Credit Institutions Law, the Technical Committee will be created, which is comprised of five members, three of whom must be middle management of the Fiduciary and the two remaining must be executives or representatives of the Trustors of the Trust.

The shareholding members may appoint their corresponding substitutes, who will attend the meetings of the Technical Committee in their absence.

The Committee will validly meet with the assistance of the majority of its members and its decisions must be adopted consistently by the majority of the members present. These resolutions must be notified in writing to the Fiduciary.

The Committee will meet at any time with the necessary frequency in order to comply with its duties, at the request of the Fiduciary. Minutes must be drafted for every meeting and signed by those attending. These minutes will contain the resolutions adopted and the secretary or delegate will be responsible for follow-up.

The Technical Committee, as the case may be, will notify the Fiduciary about any change of members; otherwise, the Fiduciary will not be responsible for any actions that are taken in compliance with the instructions that are addressed to the persons that the Fiduciary has registered as committee members.

The Technical Committee will meet whenever necessary and may be called by any of its members by a call sent by any means to each member at least three days prior to the date set for the meeting. The agenda must be included in said call.

The Technical Committee may meet without a prior call when all of the shareholding members are present at the meeting.”

FOURTH RESOLUTION. The other articles of the Trust Agreement, basis for the Issuance of common nonredeemable participation certificates called “Carso Global Telecom CPO’s series A-1, First Issuance” will not be amended and will remain in force and effect according to their present terms, as evidenced by public instrument 107,281 dated July 26, 1996 certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20.

FIFTH RESOLUTION. The Technical Committee is requested to instruct the Fiduciary to carry out the resolutions that were adopted above.

SIXTH RESOLUTION. The approval of Carso Global Telecom, S.A. de C.V. to execute the amendments to the Trust Agreement, basis for the Issuance in the terms of the Fourth Resolution above is hereby evidenced.

III. Designation of special delegates to carry out the necessary actions to notarize the resolutions of the Meeting.

Regarding the last issue on the Agenda, the Meeting unanimously adopted the following resolution.

SEVENTH RESOLUTION. It is hereby resolved to designate as special delegates of this Meeting Messrs. Arturo Cortes Cruz, Carlos Francisco Lopez Cordova and Diana America Lopez Mata, who will be conferred indistinctly the most extensive authorities to: a) appear before the Public Notary of their choice to notarize the minutes of this Meeting; b) execute the amendments, modifications and adjustments necessary to the text of these minutes, which may be necessary and that are required by the National Banking and Securities Commissions; c) by themselves or through the person or persons designated by them, process the applicable inscriptions in the Public Registry of Commerce of Mexico City, Federal District; d) prepare and publish all of the notices that are necessary or advisable; e) issue certified copies of the minutes of this Meeting and its attachments; f) carry out any actions that may be necessary to amend the Indenture Agreement corresponding to the common nonredeemable participation certificates called “Carso Global Telecom CPO’s series A-1, First Issuance” and notarize the amendments to the Indenture Agreement and the Trust Agreement of such issuance before a public notary with the appearance of the National Banking and Securities Commission; and g) carry out any other actions and proceedings that are required so that the resolutions of the Meeting are properly and completely executed and formalized. In exercising their authorities, any of the designated delegates may act, indistinctly.

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Since all of the issues were addressed, the minutes were read to the Meeting and it was submitted to the consideration of the Holders. It was unanimously approved according to its present terms and the Meeting was adjourned. It was evidenced that from the beginning to the end of the Meeting all of the holders or their representatives, as the case may be, were present. These minutes were signed by the Chairman and the Secretary, for all legal purposes.

CHAIRMAN

SECRETARY

[Signed]

[Signed]

Pedro Hurtado Acosta

Dianna Dillon Beauregard

STATUTORY AUDITOR

STATUTORY AUDITOR

[Signed]

[Signed]

Arturo Cortes Cruz

Diana America Lopez Mata

PUBLIC NOTARY 129
CYBERNOTARIO®

ATTENDANCE LIST OF THE HOLDERS OR REPRESENTATIVES OF THE HOLDERS WITH FULL VOTING RIGHTS WHO ATTENDED THE GENERAL ORDINARY HOLDERS’ MEETING HELD ON JANUARY 30, 2001 AT 11:15 AM CORRESPONDING TO THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES, CALLED “CARSO GLOBAL TELECOM, CPO’S “SERIES A-1” FIRST ISSUANCE” ISSUED BY BANCO INBURSA, S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA.

ATTENDEES	CPO’S AND VOTES	SIGNATURE
01. BANCO NACIONAL DE MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANAMEX-ACCIVAL acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Stephaan Peeters and/or Claudia Medina and/or Omar Saavedra.	24,427,624	[Signed]
02. VALORES MEXICANOS, CASA DE BOLSA, S.A. DE C.V. acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Hector Romero Tovar.	21,000
03. ACCIONES Y VALORES DE MEXICO, S.A. DE C.V., CASA DE BOLSA, GRUPO FINANCIERO BANAMEX-ACCIVAL acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Stephaan Peeters and/or Claudia Medina and/or Omar Saavedra.	208	[Signed]
04. INVERSORA BURSÁTIL, S.A. DE C.V., CASA DE BOLSA, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	171,710	[Signed] [Signed]
05. BANCO INBURSA, S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	107,756,680	[Signed] [Signed]
TOTAL COMMON PARTICIPATION CERTIFICATES WITH FULL VOTING RIGHTS	132,356,222
PERCENTAGE OF THE TOTAL 348,632,620 OUTSTANDING CPO’S WITH VOTING RIGHTS	37.96%

Mexico City, Federal District, January 30, 2001

Statutory Auditors

[Signed]

[Signed]

Mr. Arturo Cortes Cruz

Ms. Diana América López Mata

PUBLIC NOTARY 129
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Thursday, February 1, 2001

El Universal

D5

GRUPO CARSO, S.A. DE C.V.

NOTICE TO THE HOLDERS OF THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES CALLED “GRUPO CARSO CPO’S SERIES A-1”

FIRST AND SECOND ISSUANCE

FIRST AND SECOND CALL

The holders of the Common Nonredeemable Participation Certificates issued by Banco Inbursa, S.A. Institución de Banca Múltiple, Grupo Financiero Inbursa, known as Carso Global Telecom CPO’s series A-1 “First Issuance” and “Grupo Carso CPO’s series A-1 “Second Issuance” are called to the Holders Meeting to be held at the building located Paseo de la Reforma No. 156, Piso 10, Colonia Juárez, Mexico City, Federal District on February 13, 2001. The meeting will be held by first call at 11:00 AM and for lack of quorum the meeting will be held by the second call at 11:15 AM, according to the following:

AGENDA

I. Proposal to amend the first article of the First and Second Indenture Agreements. Resolutions were taken;

II. Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance; Resolutions were taken;

III. Designation of special delegate to carry out the necessary actions to notarize the resolutions of the Meeting.

In order to assist to the Meeting, the holders must obtain their corresponding admission cards at the building located at Insurgentes Sur 3500, colonia Peña Pobre, Delegación Tlalpan in Mexico City, Federal District (telephone 53-25-05-05 extensions 0472, 0309) from 9:00 AM to 2:00 PM, no later than one day prior to date scheduled for the Meeting; therefore, they must evidence their capacity with the certificates issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, attached, if applicable, with the lists referred to by Article 78 of the Stock Market Law. The shareholders may be represented by attorneys-in-fact who evidence their representation by a proxy signed before two witnesses.

Mexico City, Federal District, February 1, 2001

Joint Representative of the Holders

BITAL

Banco Internacional, S.A., Institución de Banca Múltiple,

Grupo Financiero Bital

Mr. Eduardo Azcoitia Moraila, Esq.

PUBLIC NOTARY 129
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(First Section) 98

OFFICIAL GAZETTE OF THE FEDERATION

Thursday, February 1, 2001

GRUPO CARSO, S.A. DE C.V.

NOTICE TO THE HOLDERS OF THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES CPO’S SERIES A-1 FIRST AND SECOND ISSUANCE

FIRST AND SECOND CALL

The holders of the Common Nonredeemable Participation Certificates issued by Banco Inbursa, S.A. Institución de Banca Múltiple, Grupo Financiero Inbursa, known as Carso Global Telecom CPO’s series A-1 “First Issuance” and “Grupo Carso CPO’s series A-1 “Second Issuance” are called to the Holders Meeting to be held at the building located Paseo de la Reforma No. 156, Piso 10, Colonia Juárez, Mexico City, Federal District on February 13, 2001. The meeting will be held by first call at 11:00 AM and for lack of quorum the meeting will be held by the second call at 11:15 AM, according to the following:

AGENDA

I. Proposal to amend the first article of the First and Second Indenture Agreements. Resolutions were taken;

II. Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance; Resolutions were taken;

III. Designation of special delegate to carry out the necessary actions to notarize the resolutions of the Meeting.

In order to assist to the Meeting, the holders must obtain their corresponding admission cards at the building located at Insurgentes Sur 3500, colonia Peña Pobre, Delegación Tlalpan in Mexico City, Federal District (telephone 53-25-05-05 extensions 0472, 0309) from 9:00 AM to 2:00 PM, no later than one day prior to date scheduled for the Meeting; therefore, they must evidence their capacity with the certificates issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, attached, if applicable, with the lists referred to by Article 78 of the Stock Market Law. The shareholders may be represented by attorneys-in-fact who evidence their representation by a proxy signed before two witnesses.

Mexico City, Federal District, January 31, 2001

Joint Representative of the Holders

Banco Internacional, S.A., Institución de Banca Múltiple,

Grupo Financiero Bital

Mr. Eduardo Azcoitia Moraila, Esq.

(R.- 138435)

PUBLIC NOTARY 129
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MINUTES FO THE MEETING OF THE HOLDERS OF THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES CALLED CARSO GLOBAL TELECOM CPO’S SERIES A-1 “FIRST ISSUANCE” AND “GRUPO CARSO CPO’S SERIES A-1 “SECOND ISSUANCE”

In Mexico City, Federal District, at the headquarters of Banco Internacional, S.A., Institución de Banca Múltiple, Grupo Financiero, at 11:00 AM on February 13, 2001, in compliance with the call published simultaneously on February 1, 2001 in the Official Gazette of the Federation and in the newspaper “El Universal”, at the building located at Paseo de la Reforma No. 156, Piso 10, Colonia Juárez, Mexico City, Federal District, Banco Internacional, S.A., Institución de Banca Múltiple, Grupo Financiero, acting as the Joint Representative of the Holders of Common Nonredeemable Participation Certificates, Carso Global Telecom CPO’s Series A-1 “First Issuance” and “Grupo Carso CPO’s Series A-1 “Second Issuance”, represented by Mr. Eduardo Azcoitia Moraila; Grupo Carso, S.A. de C.V. represented by Ms. Diana América López Mata; Banco Inbursa, S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa and Inversora Bursátil, S.A. de C.V., Casa de Bolsa Grupo Financiero Inbursa, representated by Ms. Dianna Dillon Beauregard and Ms. Denise Valdivieso Meza, in order to hold a Meeting of the Holders of Common Nonredeemable Participation Certificates, Carso Global Telecom CPO’s Series A-1 “First Issuance” and “Grupo Carso CPO’s Series A-1 “Second Issuance” (hereinafter “CPO’s”).

According to the provisions of Article 221 of the General Law of Negotiable Instruments and Credit Operations, Mr. Eduardo Azcoitia Moraila designated Mr. Omar Saavedra and Ms. Diana América López Mata as Statutory Auditors in order to verify the quorum to call the meeting to order. The latter informed the Meeting that 52,794,890 CPO’s were represented; in other words, 39.41% of the 133,955,018 CPO’s that were currently outstanding were present according to the certificate issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, dated February 2, 2001.

In light of the results obtained by the Statutory Auditors, the Chairman informed the attendees that for lack of quorum at the first call, as provided by the first paragraph of Article 220 of the General Law of Negotiable Instruments and Credit Operations, the Meeting will not be held by the first and they are thanked for their assistance. These minutes were drafted at 11:14 AM and were signed by the Chairman and the statutory auditors at the bottom.

Joint Representative of the Holders

Banco Internacional, S.A., Institución de Banca Múltiple, Grupo Financiero Bital

[Signed]

Mr. Eduardo Azcoitia Moraila

Statutory Auditor

Statutory Auditor

[Signed]

[Signed]

Mr. Omar Saavedra

Ms. Diana América López Mata

PUBLIC NOTARY 129
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ATTENDANCE LIST OF THE HOLDERS OR REPRESENTATIVES OF THE HOLDERS WITH FULL VOTING RIGHTS WHO ATTENDED THE GENERAL ORDINARY HOLDERS’ MEETING HELD ON FEBRUARY 13, 2001 AT 11:00 AM CORRESPONDING TO THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES, CALLED “GRUPO CARSO CPO’S SERIES A-1 FIRST AND SECOND ISSUANCE” ISSUED BY BANCO INBURSA, S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA.

ATTENDEES	CPO’S AND VOTES	SIGNATURE
01. BANCO NACIONAL DE MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANAMEX-ACCIVAL acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Stephaan Peeters and/or Claudia Medina and/or Omar Saavedra.	15,560,898	[Signed]
02. BANCO INBURSA, S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	37,187,456	[Signed]
03. INVERSORA BURSÁTIL, S.A. DE C.V., CASA DE BOLSA, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	36,600	[Signed]
04. GBM GRUPO BURSÁTIL MEXICANO, S.A. DE C.V., CASA DE BOLSA, GRUPO GBM ATLANTICO acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Everardo Camacho Alanís and/or Begoñía Orgambide García and/or Luis de Garay Russ.	9,936	[Signed] [Signed]
05. CASA DE BOLSA BBV-PROBURSA, S.A. DE C.V., GRUPO FINANCIERO BBV-PROBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Pablo Ruiz and/or Carlos Samano and/or Elizabeth Barrera and/or Gabriela Trigueros and/or Esther Velasco and/or Luis Miranda and/or Juan Pablo Becerra and/or Yvonne Ochoa and/or José Buendía.	1,040,400
TOTAL COMMON PARTICIPATION CERTIFICATES WITH FULL VOTING RIGHTS	52,794,890
PERCENTAGE OF THE TOTAL 133,955,018 OUTSTANDING CPO’S WITH VOTING RIGHTS	39.41%

Mexico City, Federal District, February 13, 2001

Statutory Auditors

[Signed]

[Signed]

Mr. Omar Saavedra

Ms. Diana América López Mata

PUBLIC NOTARY 129
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MINUTES OF THE MEETING OF THE HOLDERS OF COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES CALLED “GRUPO CARSO CPO’S SERIES "A-1 FIRST ISSUANCE" AND “GRUPO CARSO CPO’S SERIES "A-1 SECOND ISSUANCE"

In Mexico City, Federal District, at the headquarters of Banco Internacional, S.A., Institución de Banca Múltiple, Grupo Financiero Bital, at 11:15 AM on February 13, 2001 and prior call published on February 1, 2001 in the Official Gazette of the Federation and in the newspaper “El Universal”, the Holders of Common Nonredeemable Participation Certificates met at the building located at Paseo de la Reforma No. 156, Colonia Juárez in order to hold the second call to Meeting of Holders of Common Nonredeemable Participation Certificates, “Grupo Carso Cpo’s Series "A-1 First Issuance" and “Grupo Carso Cpo’s Series "A-1 Second Issuance" (hereinafter “CPO’s”), the persons whose names, powers and votes appear on the attendance list that was duly signed and attached with the documentation evidencing the corresponding legal capacity is added to the file of these minutes and forms an essential part hereof. Ms. Diana America Lopez Mata appeared as the representative of Grupo Carso, S.A. de C.V.

The Meeting was chaired by the Joint Representative of the Holders, Banco Internacional, S.A., Institución de Banca Múltiple, Grupo Financiero Bit, through its Fiduciary Representative, Mr. Eduardo Azcoitia Moraila and Ms. Dianna Dillon Beauregard acted as the secretary.

The Chairman designated Mr. Omar Saavedra Sánchez and Ms. Diana America Lopez Mata as the statutory auditors, who after accepting their appointment and in performing their duties, informed the Meeting that 52,794,890 CPO’s were represented; in other words, 31.41% of the 133,955,018 CPO'S that are currently outstanding were present according to the certificate issued by S.D. Indeval, S.A. de C.V., Institución para el Depósito de Valores, dated February 2, 2001. Therefore, according to the provisions of Articles 220 and 228s of the General Law of Negotiable Instruments, the Chairman called the Meeting to order.

At the request of the Chairman, the Secretary read the Agenda to be addressed by the Meeting.

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AGENDA

I.

Proposal to amend the first article of the Indenture Agreements corresponding to the First and Second Issuance. Resolutions were taken;

II.

Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance. Resolutions were taken;

III.

Designation of special delegates to carry out the necessary actions to notarize the resolutions of the Meeting.

Thereafter, the issues on the Agenda were addressed as follows:

I.

Proposal to amend the first article of the Indenture Agreements corresponding to the First and Second Issuance.

In addressing the first issue on the Agenda, the Chairman stated that in order for the Indenture Agreements of the CPO’s to include procedures that reflect the adjustments made by the issuers to their shareholding structures that allow to properly exercise the rights corresponding to the holders of the CPO’s and since the CPO’s that are presently outstanding are covered by these two indenture agreements, an amendment to the first article was proposed. Thereafter, the text that was proposed for approval was read:

Taking into consideration the aforementioned proposal, the Meeting unanimously adopted the following resolutions:

FIRST RESOLUTION. It is unanimously resolved to amend the first article of the Indenture Agreement corresponding to Common Nonredeemable Participation Certificates called “Grupo Carso CPO’s Series "A-1 First Issuance" so that from this date, they will be written as follows:

FIRST. ISSUANCE. In order to comply with the purposes of the Trust referred to in statement two hereof, “INBURSA” unilaterally decided to issue 44,491,148 (Forty four million four hundred and ninety one thousand one hundred and forty eight) common nonredeemable participation certificates called “Grupo Carso CPO’s series A-1, First Issuance” with a par value of $23.50 (twenty three pesos 50/100) per certificate and with a total par value of $1,045,541,978.00 (One billion forty five million five hundred and forty one thousand nine hundred and seventy eight pesos 00/100) exclusively for the purposes provided by Article 228, section I and V and 228 m section V of the General Law of Negotiable Instruments and Credit Operations.

The joint fund for this issuance includes:

A.

One hundred shares of the issuing company GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, currently placed in trust;

B.

The remainder of the shares series “A-1” of said issuer until the limit of 44,491,148 (Forty four million four hundred and ninety one thousand one hundred and forty eight) respectively that are currently outstanding and as these are incorporated subsequently to the trust property and to the joint fund of this issuance;

C.

Shares that the Fiduciary subscribes in proportion to the number of shares series “A-1” of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE that are held as a result of the increase of capital due to new contributions ordered by the shareholders’ meeting; provided that the necessary funds are received on time from the holders of the participation certificates;

D.

Dividends in shares that generate the certificates, included in the joint fund, taking into account the provisions of this article;

a.

INBURSA may increase the numbers of “CPOs” corresponding to the issuance in order to recognize the returns or yields generated by the “CPOs” as provided by Article 228, section a) of the General Law of Negotiable Instruments and Credit Operations when such returns or yields are the result of an increase of the shares of the issuer GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE in the property of the trust base of the issuance and that such increase, in turn, is generated under the following premises:

a)

Increase of the capital stock of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE as a result of the capitalization of the dividends or payments thereof with treasury shares of the Company;

b)

Increase of the capital stock of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE that is subscribed and paid by INBURSA as per the instructions of the Holders of the “CPOs” and in exercise of the preferential right established by Article 132 of the General Law of Mercantile Companies.

In such cases, INBURSA shall conform to the following procedure:

One. Nacional Financiera, Sociedad Nacional de Crédito will issue a report about the new shares that may be incorporated to the joint fund of the issuance.

Two. INBURSA, based on such report, will request authorization from the National Banking and Securities Commission, to increase the number of “CPOs” corresponding to the issuance.

Three. INBURSA, with the appearance of the National Banking and Securities Commission and the Joint Representative of the Holders of the “CPOs”, unilaterally decided before a public notary to amend the Indenture Agreement exclusively in terms of Article One, in order to evidence the new number of CPOs that will be issued; taking into consideration the increase produced as a result of any of the two premises set forth above without it being necessary to hold a General Holders Meeting.

FOUR. INBURSA will substitute the only certificate referred to in Article Five of the Indenture Agreement for a new certificate that includes the new number of “CPOs” issued. The aforementioned certificate will be cancelled and a new certificate will be deposited in “S.D. Indeval”, Sociedad Anónima de Capital Variable according to this clause.

FIVE. The “CPOs” issued will invariably represent one share issued by GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, subject to the terms and conditions established by Article One of the Indenture Agreement.

SIX. The Joint Representative of the Holders of the “CPOs” will publish the Update Notice for the new number of “CPOs” that will be issued.

In the case of an increase to the number of shares issued by GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE as a result of any restructuring or subdivisions, INBURSA will proceed to exchange the only certificate that was previously deposited with “S.D. Indeval”, Sociedad Anónima de Capital Variable for a new certificate containing the number of “CPOs” that may correspond in terms of the restructuring or subdivisions of the shares. In order to register the new number of “CPOs” the same arithmetic calculation will be used as agreed with respect to the shares issued by GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE and INBURSA must notify the National Banking and Securities Commission without it being necessary to amend the Indenture Agreement or obtain a report from Nacional Financiera, Sociedad Nacional de Crédito. The foregoing is applicable notwithstanding the obligation of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE to request from the National Banking and Securities Commission an update and registration of the shares in the National Registry of Securities and Brokers that may correspond in each case.”

According to the provisions of Article 228-k (two hundred and twenty eight k) of the General Law of Negotiable Instruments and Credit Operations, “INBURSA” is not obligated to pay the holders the par value of the certificates that are issued.

For placement and circulation of certificates of participation issued hereunder, the following procedure must be complied with:

A.

For each share placed in the Trust referred to in statement two of this instrument, “INBURSA” must issue an common nonredeemable participation certificate corresponding to the issuing company up to the amount established in the first paragraph of this clause.

B.

“INBURSA” may never issue more certificates than the amount of shares of the issuing company that are placed in the aforementioned trust and that have become part of the joint fund for this issuance.

SECOND RESOLUTION. It is unanimously resolved to amend the first article of the Indenture Agreement corresponding to Common Nonredeemable Participation Certificates called “Grupo Carso CPO’s Series "A-1 Second Issuance" so that from this date, they will be written as follows:

FIRST. ISSUANCE. In order to comply with the purposes of the Trust referred to in statement two hereof, “INBURSA” unilaterally decided to issue 870,508,852 (Eighty seven million five hundred and eight thousand eight hundred and fifty two) common nonredeemable participation certificates called “Grupo Carso CPO’s series A-1, Second Issuance” with a par value of $19.40 (Nineteen pesos 40/100) exclusively for the purposes provided by Article 228, section I and V and 228 m section V of the General Law of Negotiable Instruments and Credit Operations.

The joint fund for this issuance includes:

A.

One hundred shares of the issuing company GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, currently placed in trust;

B.

The remainder of the shares series “A-1” of said issuer until the limit of 870,508,852 (Eighty seven million five hundred and eight thousand eight hundred and fifty two) that are currently outstanding and as these are incorporated subsequently to the trust property and to the joint fund of this issuance;

C.

Shares that the Fiduciary subscribes in proportion to the number of shares series “A-1” of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE that are held as a result of the increase of capital due to new contributions ordered by the shareholders’ meeting; provided that the necessary funds are received on time from the holders of the participation certificates;

D.

Dividends in shares that generate the certificates, included in the joint fund, taking into account the provisions of this article;

INBURSA may increase the numbers of “CPOs” corresponding to the issuance in order to recognize the returns or yields generated by the “CPOs” as provided by Article 228, section a) of the General Law of Negotiable Instruments and Credit Operations when such returns or yields are the result of an increase of the shares of the issuer GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE in the property of the trust base of the issuance and that such increase, in turn, is generated under the following premises:

a.

Increase of the capital stock of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE as a result of the capitalization of the dividends or payments thereof with treasury shares of the Company;

b.

Increase of the capital stock of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE that is subscribed and paid by INBURSA as per the instructions of the Holders of the “CPOs” and in exercise of the preferential right established by Article 132 of the General Law of Mercantile Companies.

In such cases, INBURSA shall conform to the following procedure:

One. Nacional Financiera, Sociedad Nacional de Crédito will issue a report about the new shares that may be incorporated to the joint fund of the issuance.

Two. INBURSA, based on such report, will request authorization from the National Banking and Securities Commission, to increase the number of “CPOs” corresponding to the issuance.

Three. INBURSA, with the appearance of the National Banking and Securities Commission and the Joint Representative of the Holders of the “CPOs”, unilaterally decided before a public notary to amend the Indenture Agreement exclusively in terms of Article One, in order to evidence the new number of CPOs that will be issued; taking into consideration the increase produced as a result of any of the two premises set forth above without it being necessary to hold a General Holders Meeting.

FOUR. INBURSA will substitute the only certificate referred to in Article Five of the Indenture Agreement for a new certificate that includes the new number of “CPOs” issued. The aforementioned certificate will be cancelled and a new certificate will be deposited in “S.D. Indeval”, Sociedad Anónima de Capital Variable according to this clause.

FIVE. The “CPOs” issued will invariably represent one share issued by GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, subject to the terms and conditions established by Article One of the Indenture Agreement.

SIX. The Joint Representative of the Holders of the “CPOs” will publish the Update Notice for the new number of “CPOs” that will be issued.

In the case of an increase to the number of shares issued by GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE as a result of any restructuring or subdivisions, INBURSA will proceed to exchange the only certificate that was previously deposited with “S.D. Indeval”, Sociedad Anónima de Capital Variable for a new certificate containing the number of “CPOs” that may correspond in terms of the restructuring or subdivisions of the shares. In order to register the new number of “CPOs” the same arithmetic calculation will be used as agreed with respect to the shares issued by GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE and INBURSA must notify the National Banking and Securities Commission without it being necessary to amend the Indenture Agreement or obtain a report from Nacional Financiera, Sociedad Nacional de Crédito. The foregoing is applicable notwithstanding the obligation of GRUPO CARSO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE to request from the National Banking and Securities Commission an update and registration of the shares in the National Registry of Securities and Brokers that may correspond in each case.”

According to the provisions of Article 228-k (two hundred and twenty eight k) of the General Law of Negotiable Instruments and Credit Operations, “INBURSA” is not obligated to pay the holders the par value of the certificates that are issued.

For placement and circulation of certificates of participation issued hereunder, the following procedure must be complied with:

A.

For each share placed in the Trust referred to in statement two of this instrument, “INBURSA” must issue an common nonredeemable participation certificate corresponding to the issuing company up to the amount established in the first paragraph of this clause.

B.

“INBURSA” may never issue more certificates than the amount of shares of the issuing company that are placed in the aforementioned trust and that have become part of the joint fund for this issuance.

THIRD RESOLUTION. The other clauses of the Indenture Agreement of the Common Nonredeemable Participation Certificates of "CARSO GLOBAL TELECOM", SOCIEDAD ANONIMA DE CAPITAL VARIABLE CPOs, series A-1 of the SECOND ISSUANCE” were not amended in any manner and remain valid according to the present terms.

II. Proposal to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance. Resolutions were taken.

In addressing the second issue on the Agenda, the Chairman, at the request of the Fiduciary and of Grupo Carso, S.A. de C.V. submitted a proposal for the consideration of the meeting in terms of adding a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement. The reasons for these amendments were given and the proposed text was read.

The representative of Grupo Carso, S.A. stated that she immediately and fully agreed and, if approved by the Meeting, the Trust Agreement would be amended according to the terms suggested by the Chairman.

After deliberating on the matter, the Meeting unanimously adopted the following resolutions:

FOURTH RESOLUTION. It is hereby unanimously approved to add a paragraph to section 12 and 12 bis of Article Four and amending Article Eleven of the Trust Agreement, basis of the issuance, which will be written as follows:

“FOUR. PURPOSES OF THE TRUST. The purposes of this agreement include:

1.

to 11.

12. In regard to the dividends, the Fiduciary will establish in the Indenture Agreement of each issuance carried out, the terms according to which the holders of the “CPOs” may exercise their rights. In any case, dividends in shares will increase the trust property and the Fiduciary will deliver the “CPOs” to the holders of the corresponding issuance in the same proportion whereas the dividends in cash will be distributed in direct proportion between the Trustors who are holders of “CPOs” of the issuer that ordered the dividend.

In terms of dividends in shares, the Fiduciary will issue the number of “CPOs” that may be necessary to cover such dividend, according to the provisions of the Indenture Agreement.”

“12. Bis. With respect to the share divisions (“splits”) or grouping of shares ("reverse split" or "split inverso"), conversion of series or any other share restructuring, the Fiduciary will issue the “CPOs” that may be necessary to recognize the share restructures that are decreed by the ISSUERS according to the provisions of the Indenture Agreement.

“ELEVEN. TECHNICAL COMMITTEE. According to Article 80 of the Credit Institutions Law, the Technical Committee will be created, which is comprised of five members, three of whom must be middle management of the Fiduciary and the two remaining must be executives or representatives of the Trustors of the Trust.

The shareholding members may appoint their corresponding substitutes, who will attend the meetings of the Technical Committee in their absence.

The Committee will validly meet with the assistance of the majority of its members and its decisions must be adopted consistently by the majority of the members present. These resolutions must be notified in writing to the Fiduciary.

The Committee will meet at any time with the necessary frequency in order to comply with its duties, at the request of the Fiduciary. Minutes must be drafted for every meeting and signed by those attending. These minutes will contain the resolutions adopted and the secretary or delegate will be responsible for follow-up.

The Technical Committee, as the case may be, will notify the Fiduciary about any change of members; otherwise, the Fiduciary will not be responsible for any actions that are taken in compliance with the instructions that are addressed to the persons that the Fiduciary has registered as committee members.

The Technical Committee will meet whenever necessary and may be called by any of its members by a call sent by any means to each member at least three days prior to the date set for the meeting. The agenda must be included in said call.

The Technical Committee may meet without a prior call when all of the shareholding members are present at the meeting.”

FIFTH RESOLUTION. The other articles of the Trust Agreement, basis for the Issuance of Common Nonredeemable Participation Certificates called “Carso Global Telecom CPO’s series A-1, First Issuance” and “Carso Global Telecom CPO’s series A-1, Second Issuance” will not be amended and will remain in force and effect according to their present terms, as evidenced by public instrument 106,570 dated March 18, 1996 certified by Mr. Luis Felipe del Valle Prieto Ortega, Public Notary 20.

SIXTH RESOLUTION. The Technical Committee is requested to instruct the Fiduciary to carry out the resolutions that were adopted above.

SEVENTH RESOLUTION. The approval of Grupo Carso, S.A. de C.V. to execute the amendments to the Trust Agreement, basis for the Issuance in the terms of the Fourth Resolution above is hereby evidenced.

III. Designation of special delegates to carry out the necessary actions to notarize the resolutions of the Meeting.

Regarding the last issue on the Agenda, the Meeting unanimously adopted the following resolution.

SEVENTH RESOLUTION. It is hereby resolved to designate as special delegates of this Meeting Messrs. Eduardo Azcoitia Moraila, Carlos Francisco López Córdoba and Diana America Lopez Mata, who will be conferred indistinctly the most extensive authorities to: a) appear before the Public Notary of their choice to notarize the minutes of this Meeting; b) execute the amendments, modifications and adjustments necessary to the text of these minutes, which may be necessary and that are required by the National Banking and Securities Commissions; c) by themselves or through the person or persons designated by them, process the applicable inscriptions in the Public Registry of Commerce of Mexico City, Federal District; d) prepare and publish all of the notices that are necessary or advisable; e) issue certified copies of the minutes of this Meeting and its attachments; f) carry out any actions that may be necessary to amend the Indenture Agreements corresponding to the common nonredeemable participation certificates called Grupo Carso CPO’s series A-1, First Issuance and Grupo Carso CPO’s series A-1, Second Issuance and notarize the amendments to the Indenture Agreements for the First and Second Issuance and the Trust Agreement of base of such issuance before a public notary with the appearance of the National Banking and Securities Commission; and g) carry out any other actions and proceedings that are required so that the resolutions of the Meeting are properly and completely executed and formalized. In exercising their authorities, any of the designated delegates may act, indistinctly.

Since all of the issues were addressed, the minutes were read to the Meeting and it was submitted to the consideration of the Holders. It was unanimously approved according to its present terms and the Meeting was adjourned. It was evidenced that from the beginning to the end

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THE UNDERSIGNED, AS THE SPECIAL DELEGATE OF THE GENERAL HOLDERS’ MEETING OF THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES CALLED GRUPO CARSO CPO’S SERIES A-1, FIRST ISSUANCE AND GRUPO CARSO CPO’S SERIES A-1, SECOND ISSUANCE, HELD ON FEBRUARY 13, 2001, HEREBY CERTIFY THAT THIS DOCUMENT, CONSISTING OF TWELVE PAGES WRITTEN ON ONE SIDE ONLY AND DULY SIGNED ARE AN GENUINE COPY FO THE MINUTES DRAFTED FOR THE GENERAL HOLDERS’ MEETING OF THE CPO’S OF SUCH COMPANY HELD ON THE AFOREMENTIONED DATE AND INCLUDING THE ATTENDANCE LIST, CERTIFICATES ISSUED BY S.D. INDEVAL, S.A. DE C.V., SUPPLEMENTARY LISTS AND PROXIES OF THE ATTENDEES, WHICH ARE ATTACHED.

MEXICO CITY, FEDERAL DISTRICT, FEBRUARY 20, 2001

[SIGNED]

Ms. Diana America López Mata, Esq.

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ATTENDANCE LIST OF THE HOLDERS OR REPRESENTATIVES OF THE HOLDERS WITH FULL VOTING RIGHTS WHO ATTENDED THE GENERAL ORDINARY HOLDERS’ MEETING HELD ON FEBRUARY 13, 2001 AT 11:00 AM CORRESPONDING TO THE COMMON NONREDEEMABLE PARTICIPATION CERTIFICATES, CALLED “GRUPO CARSO CPO’S SERIES A-1 FIRST AND SECOND ISSUANCE” ISSUED BY BANCO INBURSA, S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, HELD ON FEBRUARY 13, 2001 AT 11:15 AM.

ATTENDEES	CPO’S AND VOTES	SIGNATURE
01. BANCO NACIONAL DE MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BANAMEX-ACCIVAL acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Stephaan Peeters and/or Claudia Medina and/or Omar Saavedra.	15,560,898	[Signed]
02. BANCO INBURSA, S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	37,187,456	[Signed] [Signed]
03. INVERSORA BURSÁTIL, S.A. DE C.V., CASA DE BOLSA, GRUPO FINANCIERO INBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Dianna Dillon Beauregard and/or Denise Valdivieso Meza.	36,600	[Signed] [Signed]
04. GBM GRUPO BURSÁTIL MEXICANO, S.A. DE C.V., CASA DE BOLSA, GRUPO GBM ATLANTICO acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Everardo Camacho Alanís and/or Begoñía Orgambide García and/or Luis de Garay Russ.	9,936	[Signed] [Signed]
05. CASA DE BOLSA BBV-PROBURSA, S.A. DE C.V., GRUPO FINANCIERO BBV-PROBURSA acting as the representative of the holders of the CPO’s whose names and stake are set forth in the list attached, through: Pablo Ruiz and/or Carlos Samano and/or Elizabeth Barrera and/or Gabriela Trigueros and/or Esther Velasco and/or Luis Miranda and/or Juan Pablo Becerra and/or Yvonne Ochoa and/or José Buendía.	1,040,400
TOTAL COMMON PARTICIPATION CERTIFICATES WITH FULL VOTING RIGHTS	52,794,890
PERCENTAGE OF THE TOTAL 133,955,018 OUTSTANDING CPO’S WITH VOTING RIGHTS	39.41%

Mexico City, Federal District, February 13, 2001

Statutory Auditors

[Signed]

[Signed]

Mr. Omar Saavedra

Ms. Diana América López Mata

PUBLIC NOTARY 129
CYBERNOTARIO®

MINUTES OF THE MEETING OF THE TECHNICAL COMMITTEE OF THE COMPREHENSIVE TRUST FOR NEUTRAL INVESTMENT NUMBER F/0045, CREATED ON MARCH 18, 1996 IN WHICH BANCO INBURSA, S.A.INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA ACTED AS THE FIDUCIARY (HEREINAFTER INBURSA OR THE FIDUCIARY) EXECUTED ON FEBRUARY 26, 2001 AT THE HEADQUARTERS OF INBURSA LOCATED AT INSURGENTS SUR 3500, COLONIA PENA POBRE EN MEXICO DISTRITO FEDERAL

ATTENDANCE

Mr. Pablo Igartua Mendoza Padilla

Bolsa Mexicana de Valores, S.A. de C.V.

Mr. Romeo Vizzani Fuentes

S.D. Indeval, S.A. de C.V.

Ms. Ángela Balmori Iglesias

Asociación Mexicana de Intermediarios

Bursátiles, A.C.

Mr. Carlos Garcia Fernandez

National Commission of Foreign Investment

Mr. Pedro Hurtado Acosta

Bancomer, S.A., Institución de Banca

Múltiple, Grupo Financiero BBVA-Bancomer

Mr. Eduardo Azcoitia Moraila

Banco Internacional, S.A. Institución de

Banca Múltiple, Grupo Financiero Bital

Mr. Carlos Francisco López Códoba, as the Fiduciary Representative of Inbursa was present with a right to voice an opinion, but not to vote.

The meeting was chaired by Ms. Ángela Balmori Iglesias and Mr. Carlos Francisco López Códoba was appointed as the Secretary.

Since all of the members of the Technical Committee were present, the Chairman called the meeting to order and asked the Secretary to read the Agenda.

AGENDA

1. Report about the resolutions taken by the Meeting of the Holders of the Common Nonredeemable Participation Certificates called “Carso Global Telecom Series A-1 First Issuance” held January 30, 2001. Resolutions were taken;

2. Report about the resolutions taken by the Meeting of the Holders of the Common Nonredeemable Participation Certificates called “Grupo Carso Series A-1 First and Second Issuance” held February 13, 2001. Resolutions were taken;

3. Designation of special delegates to carry out the necessary actions to notarize the resolutions taken by this Meeting.

In addressing the FIRST ISSUE ON THE AGENDA, the Chairman stated that on February 28, 2000, the Issuer, Carso Global Telecom S.A. de C.V., held a General Extraordinary Shareholders’ Meeting that resolved to split the outstanding shares, without implying an increase to the capital stock. Each shareholder will be given in exchange for each of their shares four new shares series A-1 without par value.

In order for the holders of the CPO’s to exercise the rights ordered by the aforementioned meeting, the Fiduciary cancelled 185,000,000 of the CPO’s that were outstanding and issued 740,000,000 CPO’s that served as a bases to give the holders of the CPO’s, the corresponding CPO’s at the moment of exchange resulting from the split.

Additionally, the Chairman reported that on January 30, 2001, a Meeting of the Holders of the Common Nonredeemable Participation Certificates called “Carso Global Telecom Series A-1 First Issuance” was held to include in the corresponding Indenture Agreement the number of CPO’s issued and incorporate to both the Agreement as well as the Trust Agreement a summary procedure to execute and streamline the share movements ordered by the Issuer. The resolutions that were taken were read and a copy of the Minutes of such Meeting was attached to the file of this Meeting.

In addressing the SECOND ISSUE ON THE AGENDA, the Chairman reported that on February 13, 2001, a General Meeting of the Holders of the Common Nonredeemable Participation Certificates called “Grupo Carso CPO’s Series A-1 First and Second Issuance” was held to foresee future changes in the share structure agreed by the Issuer. The amendment to the Indenture Agreements and the Trust Agreement was approved in the same terms as approved by the Meeting of the Holders of Carso Global Telecom, S.A. de C.V. CPO’s. Thereafter, the Minutes of such Meeting were read and attached to the file of this Meeting.

After analyzing the amendments to the Indenture Agreements and the Trust Agreement, the Chairman proposed that in the event of approving of the amendment with respect to the composition of the Committee, it would be advisable from this moment to tender the resignation of each member, which will become effective from the moment in which the Amendments to the Trust Agreement become notarized.

Taking the floor, the representatives of the Bolsa Mexicana de Valores, S.A. de C.V.; S.D. Indeval, S.A. de C.V.; Asociación Mexicana de Intermediarios Bursátiles, A.C.; National Commission of Foreign Investment and the Joint Representatives Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA-Bancomer and Banco Internacional, S.A. Institución de Banca Múltiple, Grupo Financiero Bital, in this order, tendered their resignation as members of the Committtee. So, the Fiduciary Representative thanked them for their performance and support while in office as well as the Institutions that each of them represent.

Thereafter, the members of the Technical Committee unanimously resolved as follows:

RESOLUTIONS

One. Taking into consideration the resolutions by the respective “Carso Global Telecom CPO’s series A-1, First Issuance” and “Grupo Carso CPO’s series A-1, First and Second Issuance”, the Fiduciary is instructed as follows:

a)

Proceed to carry out all of the filings and proceedings that may be necessary to amend the INDENTURE AGREEMENTS OF THE CPO’S called “Carso Global Telecom CPO’s series A-1, First Issuance” and “Grupo Carso CPO’s series A-1, First and Second Issuance” according to the terms of the Amendment projects for the corresponding Indenture Agreements that are attached to the file of this Agreement;

b)

Proceed to carry out all of the filings and proceedings that may be necessary to amend the TRUST AGREEMENT according to the terms of the Amendment to the Trust Agreement attached to the file hereof.

Two. The resignations tendered by the representatives of the Bolsa Mexicana de Valores, S.A. de C.V.; S.D. Indeval, S.A. de C.V.; Asociación Mexicana de Intermediarios Bursátiles, A.C.; National Commission of Foreign Investment and the Joint Representatives Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA-Bancomer and Banco Internacional, S.A. Institución de Banca Múltiple, Grupo Financiero Bital are evidenced. Consequently, said representatives are exempted from any liability that may arise as a result of exercising their duties.

In addressing the THIRD ISSUE ON THE AGENDA, the members of the Technical Committee designated as special delegates Messrs. Carlos Francisco López Córdoba, Raúl Reyes Juárez and Diana America López Mata, so that indistinctly any of them may carry out the necessary filings to execute the actions necessary to comply with the resolutions taken by this Meeting.

Bolsa Mexicana de Valores, S.A. de C.V. [Signed] Pablo Igartua Mendez-Padilla	National Commission of Foreign Investment Sergio Juárez Plata
S.D. Indeval, S.A. de C.V. [Signed] Romeo Vizzani Fuentes	Asociación Mexicana de Intermediarios Bursátiles, A.C. [Signed] Ángela Balmori Iglesias
Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA-Bancomer [Signed] Pedro Hurtado Acosta	Banco Internacional, S.A. Institución de Banca Múltiple, Grupo Financiero Bital [Signed] Eduardo Azcoitia Moraila

FIDUCIARY

Banco Inbursa, S.A., Institución de Banca Múltiple,

Grupo Financiero Inbursa

[Signed]

Carlos Francisco López Córdoba

PUBLIC NOTARY 129
CYBERNOTARIO®

[Seal]

Department of Foreign Investment

Legal Department

National Commission of Foreign Investment

Official Notice: 514.113.01

File: 56548-C

Registration: 25814

Re: Relevant Information

Mexico City, Federal District, January 26, 2001

Banco Inbursa, S.A.,

Institución de Banca Múltiple,

Grupo Financiero Inbursa

Insurgentes Sur 3500

Col. Peña Pobre

14060, Mexico City, Federal District

To: Mr. Carlos Francisco López Córdoba

Pursuant to your brief dated October 27, 2000, and after analyzing the statements contained therein, this Department, according to the provisions of Articles 18 and 19 of the Law of Foreign Investment, hereby informs you that there is no legal impediment to amend the Comprehensive Trust for Neutral Investment executed by GRUPO CARSO, S.A. DE C.V., acting as the trustor, and BANCO INBURSA, S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INBURSA, acting as the fiduciary according to the terms of the project submitted to this administrative agency as attachments to the foregoing brief. The foregoing will apply, notwithstanding any authorizations that must be provided by other authorities.

Additionally, you are informed that your principal must submit to this Department a copy of the instrument that clearly evidences the amendment to the aforementioned trust agreement within the next 40 days after receiving this official notice.

The contents of this notice have been informed pursuant to Articles 34 section XII of the Organic Law of the Federal Administration; 19 section VII of the Internal Regulation of the Ministry of Commerce and Industry; 11 section III, subsection a) and d) of the Assignment of Powers Agreement of said Ministry; and Fifth Transitory Article of the Decree by which various provisions are amended, added and repealed corresponding to the Organic Law of the Federal Administration, the Federal Law for Radio and Television, General Law that establishes the Bases to Coordinate the National Public Safety System, Federal Police Law and the Fishing Law.

SINCERELY

EFFECTIVE SUFFRAGE, NO REELECTION

DIRECTOR OF LEGAL MATTERS AND OF THE

NATIONAL COMMISSION OF FOREIGN INVESTMENT

[Signed]

Mr. David Quezada Bonilla

CC: Mr. Sergio Juárez Plata. Assistant Director of the National Registry of Foreign Investment

For your information.

PUBLIC NOTARY 129
CYBERNOTARIO®

[Seal of the Ministry of Commerce and Industry]

Department of Foreign Investment

Official Notice: 214.113.94

File: 4645B-C

Registration: 827 and 1178

Re: As indicated

Mexico City, Federal District, August 17, 1994

Banco Inbursa, S.A.,

Institución de Banca Múltiple,

Grupo Financiero Inbursa

Paseo de las Palmas No. 736

Col. Lomas de Chapultepec

11000, Mexico City, Federal District

14228

To: Mr. Fernando G. Chico Pardo

This notice is in reference to your request received on January 24, 1994 for authorization from the Department of Foreign Investment for Banco Inbursa, S.A., Grupo Financiero Inbursa so that through its trust division the Comprehensive Trust for Neutral Investment in Shares may issue Participation Certificates (CPO’s) that promote foreign investment in the Mexican stock market.

This Department, pursuant to Articles 18, 19 and 21 of the Foreign Investment Law and other applicable provisions, hereby informs you of the following:

1.

Banco Inbursa, S.A., Grupo Financiero Inbursa is authorized to create a Comprehensive Trust for Neutral Investment whose assets are comprised by shares of capital stock of the companies listed in the Mexican Stock Exchange, which may be increased by subsequent contributions of similar shares.

2.

The Neutral Investment Trust may issue nonredeemable CPOs associated to each issuer by their identification in series that correspond to their ticker code, when these are intended to be acquired by foreign investors in the Mexican stock exchange.

3.

Banco Inbursa, S.A., Grupo Financiero Inbursa must deposit the shares under trust as well as any participation certificates that are issued and intended to be exchanged for certificates-securities in a foreign country with S.D. Indeval, S.A. de C.V. and request, as the case may be, the registration of such certificates to the corresponding department of the National Registry of Securities and Brokers.

Additionally, Banco Inbursa, S.A., Grupo Financiero Inbursa must issue a comprehensive certificate for each issuer, which will include all of the CPOs that are issued according to the respective indenture agreement, to be determined according to the percentage of the corresponding series, regardless of the number of shares included therein or of their variations; therefore, each certificate may represent one or more than two shares of a different series.

4.

S.D. Indeval, S.A. de C.V. may open accounts in the brokerage firms and credit institutions entrusted with the custody of the certificates, but must register under a special account or sub-account, the participation certificates and shares series “A” or “B” placed in trust that are kept in deposit.

Additionally, said institution must submit to the National Registry of Foreign Investment the information about the certificates deposited in the special account and sub-account described in the paragraph above, which is requested.

5.

S.D. Indeval, S.A. de C.V. may request from Banco Inbursa, S.A., Grupo Financiero Inbursa the exchange the shares under trust for participation certificates and must keep the latter informed about any operations carried out with the certificates of each issuer, which have been deposited.

6.

Banco Inbursa, S.A., Grupo Financiero Inbursa will exercise the corporate rights corresponding to the shares for which it has issued participation certificates, complying with the determinations agreed by the majority of the shares of a particular series represented at the meeting. S.D. Indeval, S.A. de C.V. will exercise any monetary rights.

7.

Credit institutions and brokerage firms representing foreign investors, who hold common participation certificates issued by Banco Inbursa, S.A., Grupo Financiero Inbursa will be obligated to inform the buyers of such certificates about the provisions of paragraph 6 above and any other information included in the trust agreement that may influence their rights as investors.

This authorization is issued notwithstanding any other authorization that Banco Inbursa, S.A., Grupo Financiero Inbursa may require from the National Securities Commission of the National Banking Commission and other competent authorities.

The foregoing is reported based on the above-cited legal provisions as well as Articles 34 section XII of the Organic Law of the Federal Administration and 14 section VII of the Internal Regulation of the Ministry of Commerce and Industry.

SINCERELY

EFFECTIVE SUFFRAGE, NO REELECTION

THE DIRECTOR

[Signed]

Mr. Fernando Heftye Etienne

CC: Dr. Pedro Noyola, Assistant Director of Foreign Trade and Investment. For your information

CC: Mr. Luis Miguel Moreno Gómez. President of the National Securities Commission. For the same purpose

CC: Mr. Francisco Sosa Mansur. VP of Institutional Operations of the National Securities Commission. For the same purpose

CC: Mr. Ricardo Basurto Cortes. Director of Insurance and Securities of the Ministry of the Treasury and Public Credit. For the same purpose

CC: Mr. Tomas Ruiz González. Director of Full Service Banking of the Ministry of the Treasury and Public Credit. For the same purpose